REVOLVING AND TERM CREDIT AND SECURITY AGREEMENT

between

AEROSONIC CORPORATION
AVIONICS SPECIALTIES, INC.

"Borrowers"

and

WACHOVIA BANK, NATIONAL ASSOCIATION

"Bank"

Dated:  February 24, 2004

004.125630.1004.416083.5

TABLE OF CONTENTS

Page

2.

The Loan.

2.1.

Revolving Loan Credit Facility

2.2.

Revolving Note

2.3.

Term Loan.

2.4.

Collections Account.

2.5.

Treasury Services

2.6.

Advances.

2.7.

Repayment of Loan.

2.8.

Overdue Amounts

2.9.

Calculation of Interest

2.10.

Sales Tax

2.11.

Fees

2.12.

Statement of Account

2.13.

Clean-up Requirement.

3.

Conditions Precedent to Borrowing

3.1.

Conditions Precedent to Initial Advance

3.2.

Conditions Precedent to Each Advance

4.

Representations and Warranties

4.1.

Valid Existence and Power

4.2.

Authority

4.3.

Financial Condition

4.4.

Litigation

4.5.

Agreements, Etc

4.6.

Authorizations

4.7.

Title

4.8.

Collateral

4.9.

Jurisdiction of Organization; Location

4.10.

Taxes

4.11.

Labor Law Matters

4.12.

Accounts

4.13.

Judgment Liens

4.14.

Subsidiaries

4.15.

Environmental

4.16.

ERISA

4.17.

Investment Company Act

4.18.

Names

4.19.

Insider

4.20.

Compliance with Covenants; No Default

4.21.

Full Disclosure

4.22.

Additional Representations

4.23.

Perfection Certificate

5.

Affirmative Covenants of Borrower

5.1.

Use of Loan Proceeds

5.2.

Maintenance of Business and Properties

5.3.

Insurance

5.4.

Notice of Default

5.5.

Inspections

5.6.

Financial Information

5.7.

Maintenance of Existence and Rights

5.8.

Payment of Taxes, Etc

5.9.

Subordination

5.10.

Compliance; Hazardous Materials

5.11.

Compliance with Assignment Laws

5.12.

Reports

5.13.

Further Assurances

5.14.

Covenants Regarding Collateral

6.

Negative Covenants of Borrower

6.1.

Debt

6.2.

Liens

6.3.

Loans and Other Investments

6.4.

Change in Business

6.5.

Accounts

6.6.

Transactions with Affiliates

6.7.

No Change in Name, Offices; Removal of Collateral

6.8.

No Sale, Leaseback

6.9.

Margin Stock

6.10.

Tangible Collateral

6.11.

Subsidiaries

6.12.

Change of Control

6.13.

Change of Management

6.14.

Liquidation, Mergers, Consolidations and Dispositions of Substantial Assets

6.15.

Change of Fiscal Year or Accounting Methods

7.

Other Covenants of Borrower

7.1.

Total Liabilities to Effective Tangible Net Worth Ratio

7.2.

Cash Flow Coverage Ratio

7.3.

Deposit Relationship

7.4.

Dividends

8.

Default.

8.1.

Events of Default

8.2.

Remedies

8.3.

Receiver

8.4.

Deposits; Insurance

9.

Security Agreement.

9.1.

Security Interest.

9.2.

Net Cash Position

9.3.

Financing Statements; Power of Attorney

9.4.

Entry

9.5.

Other Rights

9.6.

Accounts

9.7.

Waiver of Marshaling

9.8.

Control

10.

Miscellaneous.

10.1.

No Waiver, Remedies Cumulative

10.2.

Survival of Representations

10.3.

Indemnity By Borrower; Expenses

10.4.

Notices

10.5.

Governing Law

10.6.

Successors and Assigns

10.7.

Counterparts

10.8.

Usury

10.9.

Powers

10.10.

Approvals

10.11.

Definition of Day

10.12.

Participations

10.13.

Dealings with Multiple Borrowers.

10.14.

Waiver of Certain Defenses

10.15.

Integration

10.16.

Limitation on Liability; Waiver of Punitive Damages

10.17.

Waiver of Jury Trial

SCHEDULE OF EXHIBITS

004.416083.526

REVOLVING AND TERM CREDIT AND SECURITY AGREEMENT

THIS AGREEMENT (the "Agreement"), dated as of February 24, 2004 between AEROSONIC CORPORATION, a Delaware corporation and AVIONICS SPECIALTIES, INC., a Virginia corporation (collectively, jointly and severally, the "Borrower"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association ("Bank");

W I T N E S S E T H :

In consideration of the premises and of the mutual covenants herein contained and to induce Bank to extend credit to Borrower, the parties agree as follows:

Table of Contents

  1.
  Definitions
  2.
  The Loan.
    2.1.
    Revolving Loan Credit Facility
    2.2.
    Revolving Note
    2.3.
    Term Loan.
      (a)
      Subject to the terms and conditions contained herein and provided that no Default or Event of Default has occurred, the Bank shall lend to the Borrower on a term basis the amount of $211,500 (the “Equipment Loan”) and $3,000,000 (the “Mortgage Loan,” and together with the Equipment Loan, the “Term Loans”).   The Term Loans shall be evidenced by and payable in accordance with the terms of promissory notes in the face amount of $211,500 (the “Equipment Note”) and $3,000,000 (the “Mortgage Note,” and together with the Equipment Note, the “Term Notes”).   The Term Notes and Revolving Note are herein collectively called the “Notes.”)   Proceeds of the Equipment Loan shall be used to purchase the following equipment:   a new Mori Seiki SL-154SY (Serial No. 1922).
      (b)
      Bank agrees that, so long as no Default exists, it will release its security interest in the Virginia real property and fixtures that Borrower has provided as Collateral for the Loan if the following conditions have been satisfied in Bank’s sole and absolute discretion:
    0.1.
    Collections Account.
      (a)
      Within a reasonable time following the funding of the Term Loans, the Borrower shall establish a lockbox under the control of Bank to which all Account Debtors shall forward payments on the Accounts.   Borrower shall pay all of Bank’s standard fees and charges in connection with such lockbox arrangement and Collections Account as such fees and charges may change from time to time.   Borrower shall notify Account Debtors on the Accounts to forward payments on the Accounts to the lockbox; provided, however, that Bank shall have the right to directly contact Account Debtors at any time to ensure that payments on the Accounts are directed to the lockbox.   All payment items received by Borrower on Accounts and sale of Inventory and other Collateral shall be held by Borrower in trust for Bank and not commingled with Borrower’s funds and shall be deposited promptly by Borrower to the Collections Account.   All such items shall be the exclusive property of Bank upon the earlier of   the receipt thereof by Bank or by Borrower.   Borrower hereby grants to Bank a security interest in and lien upon all items and balances held in the lockbox and the Collections Account as collateral for the Indebtedness.
      (b)
      Borrower hereby irrevocably appoints Bank (and any duly authorized Person designated by Bank) as Borrower’s attorney-in-fact to endorse Borrower’s name on any checks, drafts, money orders or other media of payment which come into Bank’s possession or control; this power being coupled with an interest is irrevocable so long as any of the Indebtedness remain outstanding.   Such endorsement by Bank under power of attorney shall, for all purposes, be deemed to have been made by Borrower (prior to any subsequent endorsement by Bank) in negotiation of the item.
      (c)
      For the purpose of calculating interest due under this Agreement, payment items received into the Collections Account shall be deemed applied by Bank on account of the Loan as collected by Bank, subject to chargebacks for uncollected payment items.   No payment item received by Bank shall constitute payment to Bank until such item is actually collected by Bank and credited to the Collections Account; provided, however, Bank shall have the right to charge back to the Collections Account (or any other account of Borrower maintained at Bank) any item which is returned for inability to collect, plus accrued interest during the period of Bank’s provisional credit for such item prior to receiving notice of dishonor.
    0.2.
    Treasury Services
    0.3.
    Advances.
      (a)
      Bank, in its discretion, may require from Borrower a signed written request for an Advance in form satisfactory to Bank, which request shall be delivered to Bank no later than 12:00 noon (local time in Tampa, Florida) on the date of the requested Advance, and shall set forth the calculation of the Borrowing Base and a reconciliation to the previous request or Borrowing Base Certificate, specify the date (which shall be a Business Day) and the amount of the proposed Advance and provide such other information as Bank may require.   Bank’s acceptance of such a request shall be indicated by its making the Advance requested.   Such an Advance shall be made available to Borrower in immediately available funds at Bank’s address referred to in Section .
      (b)
      Notwithstanding the foregoing, Bank may, in its sole and absolute discretion, make or permit to remain outstanding Advances under the Revolving Loan in excess of the original principal amount of the Revolving Note, and all such amounts shall  be part of the Indebtedness evidenced by the Revolving Note,  bear interest as provided herein,  be payable upon demand by Bank, and  be entitled to all rights and security as provided under the Loan Documents.
    0.4.
    Repayment of Loan.
      (a)
      Interest on the Loan shall accrue and be payable as set forth in the Notes.   Each Loan shall mature, and the principal amount thereof and all accrued and unpaid interest, fees, expenses and other amounts payable under the Loan Documents shall be due and payable, as set forth in the Notes.
      (b)
      Bank may debit the Demand Deposit Account, the Collections Account and/or make Advances to Borrower (whether or not in excess of the lesser of the Maximum Revolving Loan Amount and the Borrowing Base) and apply such amounts to the payment of interest, fees, expenses and other amounts to which Bank may be entitled from time to time with respect to all Indebtedness and Bank is hereby irrevocably authorized to do so without the consent of Borrower.
      (c)
      Subject to the terms of any treasury services to which Borrower may subscribe, Borrower shall make each payment of principal of and interest on the Loan and fees hereunder not later than 12:00 noon (local time Tampa, Florida) on the date when due, without set off, counterclaim or other deduction, in immediately available funds to Bank at its address referred to in Section .   Whenever any payment of principal of, or interest on, the Loan or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day.   If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.
      (d)
      To the extent that the aggregate amount of all Advances under the Revolving Loan exceeds the Borrowing Base, the amount of such excess will be paid immediately to Bank upon Bank’s demand.
      (e)
      Any prepayment shall not affect Borrower's obligation to continue making payments under any swap agreement (as defined in 11 U.S.C. § 101), which shall remain in full force and effect notwithstanding such prepayment, subject to the terms of such swap agreement.
    0.5.
    Overdue Amounts
    0.6.
    Calculation of Interest
    0.7.
    Sales Tax
    0.8.
    Fees
    0.9.
    Statement of Account
    0.10.
    Clean-up Requirement.
  1.
  Conditions Precedent to Borrowing
    1.1.
    Conditions Precedent to Initial Advance
      (a)
      Loan Documents.   Borrower and each other party to any Loan Document, as applicable, shall have executed and delivered this Agreement, the Notes, and other required Loan Documents, all in form and substance satisfactory to Bank.
      (b)
      Supporting Documents.   Borrower shall cause to be delivered to Bank the following documents:
      (a)
      Insurance.   Borrower shall have delivered to Bank satisfactory evidence of insurance meeting the requirements of Section .
      (b)
      Perfection of Liens.   UCC-1 financing statements and, if applicable, certificates of title covering the Collateral executed by Borrower shall duly have been recorded or sent for filing in the manner and places required by law to establish, preserve, protect and perfect the interests and rights created or intended to be created by the Security Agreement; and all taxes, fees and other charges in connection with the execution, delivery and filing of the Security Agreement and the financing statements shall duly have been paid.
      (c)
      Subordinations.   Bank shall have received subordinations satisfactory to it from  all lessors that might have landlord’s Liens on any Collateral and   all Guarantors and Affiliates as required by Section .
      (d)
      Additional Documents.   Borrower shall have delivered to Bank all additional opinions, documents, certificates and other assurances that Bank or its counsel may require.
      (e)
      Payment of Fees.   Borrower shall have paid all fees, costs and expenses as required by the Loan Documents in connection with the Closing.
    0.1.
    Conditions Precedent to Each Advance
      (a)
      Advance Request.   Borrower shall have delivered to Bank an Advance Request and other information, as required under Section , unless the procedures described in Section   are in effect.
      (b)
      No Default.   No Default shall have occurred and be continuing or could occur upon the making of the Advance in question and, if Borrower is required to deliver a written Advance Request, Borrower shall have delivered to Bank an officer’s certificate to such effect, which may be incorporated in the Advance Request.
      (c)
      Correctness of Representations.   All representations and warranties made by Borrower and any Guarantor herein or otherwise in writing in connection herewith shall be true and correct in all material respects with the same effect as though the representations and warranties had been made on and as of the proposed Advance Date, and, if Borrower is required to deliver a written Advance Request, Borrower shall have delivered to Bank an officer’s certificate to such effect, which may be incorporated in the Advance Request.
      (d)
      No Adverse Change.   There shall have been no change which could have a Material Adverse Effect on Borrower, any Subsidiary or any Guarantor since the date of the most recent financial statements of such Person delivered to Bank from time to time.
      (e)
      Limitations Not Exceeded.   The proposed Advance shall not cause the outstanding principal balance of the Revolving Loan to exceed the lesser of the Maximum Revolving Loan Amount and the Borrowing Base.   If Borrower is required to deliver a written Advance Request, Bank shall have received a current Accounts Receivable Report and a current Inventory Report (as required by Section ) sufficient in form and substance to calculate and verify the Borrowing Base.
      (f)
      No Termination.   Bank shall   have timely received all financial information from all Guarantors as required under the Loan Documents, and   not have received notice from any Guarantor or any surety terminating or repudiating such Person’s guaranty of the Indebtedness incurred by Borrower.
      (g)
      Further Assurances.   Borrower shall have delivered such further documentation or assurances as Bank may reasonably require.
  1.
  Representations and Warranties
    1.1.
    Valid Existence and Power
    1.2.
    Authority
    1.3.
    Financial Condition
    1.4.
    Litigation
    1.5.
    Agreements, Etc
    1.6.
    Authorizations
    1.7.
    Title
    1.8.
    Collateral
    1.9.
    Jurisdiction of Organization; Location
    1.10.
    Taxes
    1.11.
    Labor Law Matters
    1.12.
    Accounts
    1.13.
    Judgment Liens
    1.14.
    Subsidiaries
    1.15.
    Environmental
    1.16.
    ERISA
    1.17.
    Investment Company Act
    1.18.
    Names
    1.19.
    Insider
    1.20.
    Compliance with Covenants; No Default
    1.21.
    Full Disclosure
    1.22.
    Additional Representations
    1.23.
    Perfection Certificate
  2.
  Affirmative Covenants of Borrower
    2.1.
    Use of Loan Proceeds
    2.2.
    Maintenance of Business and Properties
    2.3.
    Insurance
    2.4.
    Notice of Default
    2.5.
    Inspections
    2.6.
    Financial Information
      (a)
      Periodic Borrowing Base Information.   Within fifteen (15) days of the end of each month (or more frequently if required by Bank), a completed Borrowing Base Certificate in the form attached hereto as Exhibit 5.6(a) (a "Borrowing Base Certificate").   Borrower shall attach the following to the Borrowing Base Certificate, which shall be certified by the chief financial officer or president of Borrower to be accurate and complete and in compliance with the terms of the Loan Documents:   a report listing all Accounts and all Eligible Accounts of Borrower as of the last Business Day of such month (an "Accounts Receivable Report") which shall be reconciled to the general ledger and include the amount and age of each Account, the name and mailing address of each Account Debtor, a detailing of all credits due such Account Debtor by Borrower stated in the number of days which have elapsed since the date each such credit was issued by Borrower, and such other information as Bank may require in order to verify the Eligible Accounts, all in reasonable detail and in form acceptable to Bank.
      (b)
      Interim Statements.   Within forty-five (45) days after the end of each fiscal quarter, a consolidated and consolidating balance sheet of Borrower at the end of that period and a consolidated and consolidating income statement and statement of cash flows for that period (and for the portion of the fiscal year ending with such period), a division profitability statement, together with all supporting schedules, setting forth in comparative form the figures for the same period of the preceding fiscal year, and certified by the chief financial officer of Borrower as true and correct and fairly representing the financial condition of Borrower and that such statements are prepared in accordance with GAAP, except without footnotes and subject to normal year-end audit adjustments;
      (c)
      Annual Statements.   Within ninety (90) days after the end of each fiscal year, a detailed audited financial report of Borrower containing a consolidated and consolidating balance sheet at the end of that period and a consolidated and consolidating income statement and statement of cash flows for that period, setting forth in comparative form the figures for the preceding fiscal year, together with all supporting schedules and footnotes, and audited by independent certified public accountants acceptable to Bank.   Borrower shall obtain, if available, such written acknowledgments from Borrower’s independent certified public accountants as Bank may require permitting Bank to rely on such annual financial statements.   Any management letter, supplemental letter, or other document accompanying the report will also be provided to Bank.   In addition, promptly upon receipt, one copy of each written report submitted to Borrower by independent accountants for any other annual, quarterly or special audit will be provided to Bank;
      (d)
      No Default Certificates.   Together with each report required by Subsections   and , a compliance certificate in form satisfactory to Bank and a certificate of its president or chief financial officer that no Default   then exists or if a Default exists, the nature and duration thereof and Borrower’s intention with respect thereto, and in addition, shall cause Borrower’s independent auditors (if applicable) to submit to Bank, together with its audit report, a statement that, in the course of such audit, it discovered no circumstances which it believes would result in a Default or if it discovered any such circumstances, the nature and duration thereof;
      (e)
      Auditor’s Management Letters.   Promptly upon receipt thereof, copies of each report submitted to Borrower by independent public accountants in connection with any annual, interim or special audit made by them of the books of Borrower including, without limitation, each report submitted to Borrower concerning its accounting practices and systems and any final comment letter submitted by such accountants to management in connection with the annual audit of Borrower;
      (f)
      Payables Report.   Within fifteen (15) days of the end of each month (or more frequently if required by Bank), a schedule of all accounts payable of Borrower by total setting forth for each such account the number of days which have elapsed since the original date of invoice and containing the name and address of each vendor, a reconciliation statement and such other detail requested by Bank; and
      (g)
      Other Information.   Such other information reasonably requested by Bank from time to time concerning the business, properties or financial condition of Borrower, Guarantor and their respective Subsidiaries.
    2.7.
    Maintenance of Existence and Rights
    2.8.
    Payment of Taxes, Etc
    2.9.
    Subordination
    2.10.
    Compliance; Hazardous Materials
    2.11.
    Compliance with Assignment Laws
    2.12.
    Reports
    2.13.
    Further Assurances
    2.14.
    Covenants Regarding Collateral
      (a)
      Borrower will use the Collateral only in the ordinary course of its business and will not permit the Collateral to be used in violation of any applicable law or policy of insurance;
      (b)
      Borrower, as agent for Bank, will defend the Collateral against all claims and demands of all Persons, except for Permitted Liens;
      (c)
      Borrower will, at Bank’s request, obtain and deliver to Bank such waivers as Bank may require waiving the landlord’s, mortgagee’s or other lienholder’s enforcement rights against the Collateral and assuring Bank’s access to the Collateral in exercise of its rights hereunder;
      (d)
      Borrower will promptly deliver to Bank all promissory notes, drafts, trade acceptances, chattel paper, Instruments or documents of title which are Collateral, appropriately endorsed to Bank’s order, and Borrower will not create or permit any Subsidiary to create any Electronic Chattel Paper without taking all steps deemed necessary by Bank to confer control of the Electronic Chattel Paper upon Bank in accordance with the Code;
      (e)
      Except for sales of Inventory in the ordinary course of business and disposal of obsolete Equipment consistent with Borrower’s historical practices, will not sell, assign, lease, transfer, pledge, hypothecate or otherwise dispose of or encumber any Collateral or any interest therein;
      (f)
      shall promptly notify Bank of any future patents, trademarks or copyrights owned by Borrower or any Subsidiary and any license agreements entered into by Borrower or any Subsidiary authorizing said Person to use any patents, trademarks or copyrights owned by third parties; and
      (g)
      shall give Bank at least thirty (30) days' prior written notice of any new trade or fictitious name.   Borrower's or any Subsidiary’s use of any trade or fictitious name shall be in compliance with all laws regarding the use of such names.
  3.
  Negative Covenants of Borrower
    3.1.
    Debt
    3.2.
    Liens
    3.3.
    Loans and Other Investments
    3.4.
    Change in Business
    3.5.
    Accounts
    3.6.
    Transactions with Affiliates
    3.7.
    No Change in Name, Offices; Removal of Collateral
    3.8.
    No Sale, Leaseback
    3.9.
    Margin Stock
    3.10.
    Tangible Collateral
    3.11.
    Subsidiaries
    3.12.
    Change of Control
    3.13.
    Change of Management
    3.14.
    Liquidation, Mergers, Consolidations and Dispositions of Substantial Assets
    3.15.
    Change of Fiscal Year or Accounting Methods
  4.
  Other Covenants of Borrower
    4.1.
    Total Liabilities to Effective Tangible Net Worth Ratio
    4.2.
    Cash Flow Coverage Ratio
    4.3.
    Deposit Relationship
    4.4.
    Dividends
  5.
  Default.
    5.1.
    Events of Default
      (a)
      There shall occur any default by Borrower in the payment, when due, of any principal of or interest on any Note, any amounts due hereunder or any other Loan Document, or any other Indebtedness and such default continues for three (3) Business Days beyond the due date therefor; or
      (b)
      There shall occur any default by Borrower or any other party to any Loan Document (other than Bank) in the performance of any agreement, covenant or obligation contained in this Agreement or such Loan Document not provided for elsewhere in this Section   and provided, with respect to Sections , , , , , , , , ,   and   only, such default continues for thirty (30) days after written notice of such default is sent to Borrower by the Bank; or
      (c)
      Any representation or warranty made by Borrower or any other party to any Loan Document (other than Bank) herein or therein or in any certificate or report furnished in connection herewith or therewith shall prove to have been untrue or incorrect in any material respect when made; or
      (d)
      (i) Any other obligation now or hereafter owed by Borrower or any Subsidiary or Guarantor to Bank or any affiliate of Bank shall be in default and not cured within the grace period, if any, provided therein; or (ii) Borrower or any Subsidiary or Guarantor shall be in default under any obligation in excess of $100,000 owed to any other obligee, which default entitles the obligee to accelerate any such obligations or exercise other remedies with respect thereto; provided, however, that Bank will not unreasonably withhold its agreement that a default under any such other obligation not exceeding $300,000 shall not constitute an Event of Default hereunder for a period of time specified by Bank if Borrower is disputing such default in good faith, no action has been taken by such other obligee to exercise its remedies and the Bank determines in its discretion that such forbearance will not be to the disadvantage of the Bank; or
      (e)
      Borrower or any Subsidiary or Guarantor shall   voluntarily dissolve, liquidate or terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of such Person or of all or of a substantial part of its assets,  admit in writing its inability, or be generally unable, to pay its debts as the debts become due,  make a general assignment for the benefit of its creditors,  commence a voluntary case under the federal Bankruptcy Code (as now or hereafter in effect),   file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, or (F) take any corporate action for the purpose of effecting any of the foregoing; or
      (f)
      An involuntary petition or complaint shall be filed against Borrower or any Subsidiary or any Guarantor seeking bankruptcy relief or reorganization or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Borrower or any Subsidiary or any Guarantor, of all or substantially all of its assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving or ordering any of the foregoing actions; or
      (g)
      (g) A judgment in excess of $100,000 shall be rendered against Borrower or any Subsidiary of Borrower that is not either (i) bonded off by Borrower within fifteen (15) days of the date such judgment is rendered or (ii) validly covered by insurance with a deductible of not more than $10,000; and such judgment is thereafter enforced by a levy of execution upon, or attachment, garnishment or other seizure of, any material portion of the Collateral or other assets of Borrower or any Subsidiary;
      (h)
      Borrower, any Subsidiary or any Guarantor shall fail to pay, on demand, any returned or dishonored draft, check, or other item which has been deposited to the Collections Account or the Demand Deposit Account or otherwise presented to Bank and for which Borrower has received provisional credit; or
      (i)
      Any Guarantor shall repudiate or revoke any Guaranty Agreement; or
      (j)
      Loss, theft, damage or destruction of any material portion of the tangible Collateral for which there is either no insurance coverage or for which, in the reasonable opinion of Bank, there is insufficient insurance coverage; or
      (k)
      There shall have occurred a Change of Control or a Change in Management, as defined in Section ; or
      (l)
      There shall occur any change in the condition (financial or otherwise) of Borrower and/or any Guarantor which, in the reasonable opinion of Bank, could have a Material Adverse Effect.
    5.2.
    Remedies
      (a)
      Bank may declare any or all Indebtedness (other than Indebtedness under any swap agreements, as defined in 11 U.S.C. § 101, between Borrower and Bank or any affiliate of Bank, which shall be governed by the default and termination provisions of said swap agreements) to be immediately due and payable (if not earlier demanded), terminate its obligation to make Advances to Borrower, bring suit against Borrower to collect the Indebtedness, exercise any remedy available to Bank hereunder or at law and take any action or exercise any remedy provided herein or in any other Loan Document or under applicable law.   No remedy shall be exclusive of other remedies or impair the right of Bank to exercise any other remedies.
      (b)
      Without waiving any of its other rights hereunder or under any other Loan Document, Bank shall have all rights and remedies of a secured party under the Code (and the Uniform Commercial Code of any other applicable jurisdiction) and such other rights and remedies as may be available hereunder, under other applicable law or pursuant to contract.   If requested by Bank, Borrower will promptly assemble the Collateral and make it available to Bank at a place to be designated by Bank.   Borrower agrees that any notice by Bank of the sale or disposition of the Collateral for any other intended action hereunder, whether required by the Code or otherwise, shall constitute reasonable notice to Borrower if the notice is mailed to Borrower by regular or certified mail, postage prepaid, at least ten days before the action to be taken.   Borrower shall be liable for any deficiencies in the event the proceeds of the disposition of the Collateral do not satisfy the Indebtedness in full.
      (c)
      Bank may demand, collect and sue for all amounts owed pursuant to Accounts, General Intangibles, Chattel Paper, Instruments, Documents or for proceeds of any Collateral (either in Borrower’s name or Bank’s name at the latter’s option), with the right to enforce, compromise, settle or discharge any such amounts.
    5.3.
    Receiver
    5.4.
    Deposits; Insurance
  6.
  Security Agreement.
    6.1.
    Security Interest.
      (a)
      As security for the payment and performance of any and all Indebtedness and the performance of all obligations and covenants of Borrower to Bank and its affiliates, whether hereunder and under the other Loan Documents or otherwise, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrower to Bank or any of Bank's affiliates, Borrower hereby grants to Bank (for itself and its affiliates) a continuing security interest in and general lien upon and right of set-off against, all right, title and interest of Borrower in and to the Collateral, whether now owned or hereafter acquired by Borrower.
      (b)
      Except as herein or by applicable law otherwise expressly provided, Bank shall not be obligated to exercise any degree of care in connection with any Collateral in its possession, to take any steps necessary to preserve any rights in any of the Collateral or to preserve any rights therein against prior parties, and Borrower agrees to take such steps. In any case Bank shall be deemed to have exercised reasonable care if it shall have taken such steps for the care and preservation of the Collateral or rights therein as Borrower may have reasonably requested Bank to take and Bank’s omission to take any action not requested by Borrower shall not be deemed a failure to exercise reasonable care.   No segregation or specific allocation by Bank of specified items of Collateral against any liability of Borrower shall waive or affect any security interest in or Lien against other items of Collateral or any of Bank’s options, powers or rights under this Agreement or otherwise arising.
      (c)
      Upon an Event of Default, Bank may at any time and from time to time, with or without notice to Borrower,  transfer into the name of Bank or the name of Bank’s nominee any of the Collateral,  notify any Account Debtor or other obligor of any Collateral to make payment thereon direct to Bank of any amounts due or to become due thereon and  receive and after a Default direct the disposition of any proceeds of any Collateral.
    6.2.
    Net Cash Position
    6.3.
    Financing Statements; Power of Attorney
    6.4.
    Entry
    6.5.
    Other Rights
    6.6.
    Accounts
    6.7.
    Waiver of Marshaling
    6.8.
    Control
  7.
  Miscellaneous.
    7.1.
    No Waiver, Remedies Cumulative
    7.2.
    Survival of Representations
    7.3.
    Indemnity By Borrower; Expenses
    7.4.
    Notices
    7.5.
    Governing Law
    7.6.
    Successors and Assigns
    7.7.
    Counterparts
    7.8.
    Usury
    7.9.
    Powers
    7.10.
    Approvals
    7.11.
    Definition of Day
    7.12.
    Participations
    7.13.
    Dealings with Multiple Borrowers.
      (a)
      If more than one Person is named as Borrower hereunder, all Indebtedness, representations, warranties, covenants and indemnities set forth in the Loan Documents to which such Person is a party shall be joint and several.   Bank shall have the right to deal with any Person purporting to be an officer of any Borrower with regard to all matters concerning the rights and obligations of Bank hereunder and pursuant to applicable law with regard to the transactions contemplated under the Loan Documents.   All actions or inactions of the principal officers of any Borrower with regard to the transactions contemplated under the Loan Documents shall be deemed with full authority and binding upon all Borrowers hereunder.   Each Borrower hereby appoints each other Borrower as its true and lawful attorney-in-fact, with full right and power, for purposes of exercising all rights of such Person hereunder and under applicable law with regard to the transactions contemplated under the Loan Documents.   The foregoing is a material inducement to the agreement of Bank to enter into the terms hereof and to consummate the transactions contemplated hereby.
      (b)
      The Borrowers acknowledge that funds are provided to, and used by, the various Borrowers as needed through intercompany transfers and that the Loan will benefit all of the Borrowers.   Each Borrower acknowledges that it will receive full and fair benefit from the joint extensions of credit by the Bank.   Each Borrower agrees that if its assets are called upon to satisfy a greater proportion of the Indebtedness than its proportionate benefit from such Indebtedness, it shall be subrogated to the rights of the Bank under the Loan Documents; provided that its rights against any other Borrower shall be subject and subordinate to and shall not be exercised until all Indebtedness has been paid in full.
    7.14.
    Waiver of Certain Defenses
    7.15.
    Integration
    7.16.
    Limitation on Liability; Waiver of Punitive Damages
    7.17.
    Waiver of Jury Trial

1.

Definitions

.  Capitalized terms that are not otherwise defined herein shall have the meanings set forth in Exhibit  hereto.

2.

The Loan.

2.1.

Revolving Loan Credit Facility

.  Bank agrees, on the terms and conditions set forth in this Agreement, to make Advances from time to time during the Revolving Credit Period in amounts such that the aggregate principal amount of Advances at any one time outstanding will not exceed the lesser of (i) the Maximum Revolving Loan Amount and (ii) the Borrowing Base (the "Revolving Loan").  Notwithstanding the foregoing, the aggregate amount of the Advances by Bank from time to time shall be subject to any Reserves that Bank in its sole and absolute discretion may deem proper and/or necessary under the Borrowing Base.  Within the foregoing limit, Borrower may borrow, prepay and reborrow Advances at any time during the Revolving Credit Period.

2.2.

Revolving Note

.  The Revolving Loan shall be evidenced by a promissory note in the face amount of the Maximum Revolving Loan Amount (the "Revolving Note") and shall be payable in accordance with the terms of the Revolving Note and this Agreement.

2.3.

Term Loan.

(a)

Subject to the terms and conditions contained herein and provided that no Default or Event of Default has occurred, the Bank shall lend to the Borrower on a term basis the amount of $211,500 (the “Equipment Loan”) and $3,000,000 (the “Mortgage Loan,” and together with the Equipment Loan, the “Term Loans”).  The Term Loans shall be evidenced by and payable in accordance with the terms of promissory notes in the face amount of $211,500 (the “Equipment Note”) and $3,000,000 (the “Mortgage Note,” and together with the Equipment Note, the “Term Notes”).  The Term Notes and Revolving Note are herein collectively called the “Notes.”)  Proceeds of the Equipment Loan shall be used to purchase the following equipment:  a new Mori Seiki SL-154SY (Serial No. 1922).

(b)

Bank agrees that, so long as no Default exists, it will release its security interest in the Virginia real property and fixtures that Borrower has provided as Collateral for the Loan if the following conditions have been satisfied in Bank’s sole and absolute discretion:

(i)

Bank has received the audited financial statements of the Borrower for the year ended January 31, 2004 showing compliance with all financial covenants set forth in Section  hereof;

(ii)

All litigation pending against the Borrower as of the date of this Agreement has been settled and there is no additional pending or threatened litigation relating to securities laws or any other matter which, if adversely determined, would have a Material Adverse Effect on the financial condition or business of Borrower or any Subsidiary;

(iii)

Borrower has submitted to Bank a plan of repayment for professional services by the Borrower’s former accounting firm which Bank approves in writing, in its sole and absolute discretion; and

(iv)

There has not been a change in the condition, financial or otherwise, or prospects, of either Borrower which has had or would have a Material Adverse Effect on either Borrower

0.1.

Collections Account.

(a)

Within a reasonable time following the funding of the Term Loans, the Borrower shall establish a lockbox under the control of Bank to which all Account Debtors shall forward payments on the Accounts.  Borrower shall pay all of Bank’s standard fees and charges in connection with such lockbox arrangement and Collections Account as such fees and charges may change from time to time.  Borrower shall notify Account Debtors on the Accounts to forward payments on the Accounts to the lockbox; provided, however, that Bank shall have the right to directly contact Account Debtors at any time to ensure that payments on the Accounts are directed to the lockbox.  All payment items received by Borrower on Accounts and sale of Inventory and other Collateral shall be held by Borrower in trust for Bank and not commingled with Borrower’s funds and shall be deposited promptly by Borrower to the Collections Account.  All such items shall be the exclusive property of Bank upon the earlier of  the receipt thereof by Bank or by Borrower.  Borrower hereby grants to Bank a security interest in and lien upon all items and balances held in the lockbox and the Collections Account as collateral for the Indebtedness.

(b)

Borrower hereby irrevocably appoints Bank (and any duly authorized Person designated by Bank) as Borrower’s attorney-in-fact to endorse Borrower’s name on any checks, drafts, money orders or other media of payment which come into Bank’s possession or control; this power being coupled with an interest is irrevocable so long as any of the Indebtedness remain outstanding.  Such endorsement by Bank under power of attorney shall, for all purposes, be deemed to have been made by Borrower (prior to any subsequent endorsement by Bank) in negotiation of the item.

(c)

For the purpose of calculating interest due under this Agreement, payment items received into the Collections Account shall be deemed applied by Bank on account of the Loan as collected by Bank, subject to chargebacks for uncollected payment items.  No payment item received by Bank shall constitute payment to Bank until such item is actually collected by Bank and credited to the Collections Account; provided, however, Bank shall have the right to charge back to the Collections Account (or any other account of Borrower maintained at Bank) any item which is returned for inability to collect, plus accrued interest during the period of Bank’s provisional credit for such item prior to receiving notice of dishonor.

0.2.

Treasury Services

.  If Borrower subscribes to Bank’s treasury services and such services are applicable to the Loan, the terms of such services, as set forth in the Services Agreement and the Commercial Deposit Account Agreement applicable to Borrower's Deposit Accounts at Bank, shall control matters related to such services, including but not limited to the manner in which funds are transferred between the Demand Deposit Account and the Loan for credit or debit to the Loan and termination of such services.

0.3.

Advances.

(a)

Bank, in its discretion, may require from Borrower a signed written request for an Advance in form satisfactory to Bank, which request shall be delivered to Bank no later than 12:00 noon (local time in Tampa, Florida) on the date of the requested Advance, and shall set forth the calculation of the Borrowing Base and a reconciliation to the previous request or Borrowing Base Certificate, specify the date (which shall be a Business Day) and the amount of the proposed Advance and provide such other information as Bank may require.  Bank’s acceptance of such a request shall be indicated by its making the Advance requested.  Such an Advance shall be made available to Borrower in immediately available funds at Bank’s address referred to in Section .

(b)

Notwithstanding the foregoing, Bank may, in its sole and absolute discretion, make or permit to remain outstanding Advances under the Revolving Loan in excess of the original principal amount of the Revolving Note, and all such amounts shall  be part of the Indebtedness evidenced by the Revolving Note,  bear interest as provided herein,  be payable upon demand by Bank, and  be entitled to all rights and security as provided under the Loan Documents.

0.4.

Repayment of Loan.

(a)

Interest on the Loan shall accrue and be payable as set forth in the Notes.  Each Loan shall mature, and the principal amount thereof and all accrued and unpaid interest, fees, expenses and other amounts payable under the Loan Documents shall be due and payable, as set forth in the Notes.

(b)

Bank may debit the Demand Deposit Account, the Collections Account and/or make Advances to Borrower (whether or not in excess of the lesser of the Maximum Revolving Loan Amount and the Borrowing Base) and apply such amounts to the payment of interest, fees, expenses and other amounts to which Bank may be entitled from time to time with respect to all Indebtedness and Bank is hereby irrevocably authorized to do so without the consent of Borrower.

(c)

Subject to the terms of any treasury services to which Borrower may subscribe, Borrower shall make each payment of principal of and interest on the Loan and fees hereunder not later than 12:00 noon (local time Tampa, Florida) on the date when due, without set off, counterclaim or other deduction, in immediately available funds to Bank at its address referred to in Section .  Whenever any payment of principal of, or interest on, the Loan or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day.  If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

(d)

To the extent that the aggregate amount of all Advances under the Revolving Loan exceeds the Borrowing Base, the amount of such excess will be paid immediately to Bank upon Bank’s demand.

(e)

Any prepayment shall not affect Borrower's obligation to continue making payments under any swap agreement (as defined in 11 U.S.C. § 101), which shall remain in full force and effect notwithstanding such prepayment, subject to the terms of such swap agreement.

0.5.

Overdue Amounts

.  Any payments not made as and when due shall bear interest from the date due until such payment is paid at the Default Rate, in Bank’s discretion.

0.6.

Calculation of Interest

.  All interest under the Notes or hereunder shall be calculated on the basis of the Actual/360 Computation, as defined in the Notes.

0.7.

Sales Tax

.  Borrower shall notify Bank if any Account includes any sales or other similar tax and Bank may, but shall not be obligated to, remit any such taxes directly to the taxing authority and make Advances or charge the Demand Deposit Account therefor.  In no event shall Bank be liable for any such taxes.

0.8.

Fees

.  Borrower shall pay to Bank a non-refundable facility fee equal to .25% of the sum of the Maximum Revolving Loan Amount and the amount of the Term Loans, payable on the date of this Agreement, to the extent not previously paid.

0.9.

Statement of Account

.  If Bank provides Borrower with a statement of account on a periodic basis, such statement will be presumed complete and accurate and will be definitive and binding on Borrower, unless objected to with specificity by Borrower in writing within forty-five (45) days after receipt.

0.10.

Clean-up Requirement.

.  The outstanding principal balance of the Revolving Loan shall be reduced to $500,000 or less for at least forty-five consecutive days in every 12-month period beginning on the date hereof.

1.

Conditions Precedent to Borrowing

.  Prior to any Advance, the following conditions shall have been satisfied, in the sole opinion of Bank and its counsel or waived by Bank in writing:

1.1.

Conditions Precedent to Initial Advance

.  In addition to any other requirement set forth in this Agreement, Bank will not make the initial Advance under the Loan unless and until the following conditions shall have been satisfied:

(a)

Loan Documents.  Borrower and each other party to any Loan Document, as applicable, shall have executed and delivered this Agreement, the Notes, and other required Loan Documents, all in form and substance satisfactory to Bank.

(b)

Supporting Documents.  Borrower shall cause to be delivered to Bank the following documents:

(i)

A copy of the governing instruments of Borrower and each Subsidiary, and a good standing certificate of Borrower and each Subsidiary, certified by the appropriate official of its state of incorporation and the State of Florida if different;

(ii)

Incumbency certificate and certified resolutions of the board of directors (or other appropriate governing body) of Borrower and each other Person executing any Loan Documents, signed by the Secretary or another authorized officer of Borrower or such other Person, authorizing the execution, delivery and performance of the Loan Documents;

(iii)

The legal opinion of Borrower’s and any Guarantor’s legal counsel addressed to Bank regarding such matters as Bank and its counsel may request;

(iv)

A satisfactory Borrowing Base Certificate duly completed by Borrower, together with all supporting statements, schedules and reconciliations as required by Bank and Borrower shall have at least One Million Dollars ($1,000,000.00) of availability under the Revolving Loan;

(v)

Satisfactory evidence of payment of all fees due and reimbursement of all costs incurred by Bank, and evidence of payment to other parties of all fees or costs which Borrower is required under this Agreement to pay by the date of the initial Advance;

(vi)

UCC-11 searches and other Lien searches showing no existing security interests in or Liens on the Collateral other than Permitted Liens;

(vii)

Any lien waivers requested by Bank pursuant to Section  hereof; and

(viii)

A satisfactory Perfection Certificate duly completed by Borrower.

(a)

Insurance.  Borrower shall have delivered to Bank satisfactory evidence of insurance meeting the requirements of Section .

(b)

Perfection of Liens.  UCC-1 financing statements and, if applicable, certificates of title covering the Collateral executed by Borrower shall duly have been recorded or sent for filing in the manner and places required by law to establish, preserve, protect and perfect the interests and rights created or intended to be created by the Security Agreement; and all taxes, fees and other charges in connection with the execution, delivery and filing of the Security Agreement and the financing statements shall duly have been paid.

(c)

Subordinations.  Bank shall have received subordinations satisfactory to it from  all lessors that might have landlord’s Liens on any Collateral and  all Guarantors and Affiliates as required by Section .

(d)

Additional Documents.  Borrower shall have delivered to Bank all additional opinions, documents, certificates and other assurances that Bank or its counsel may require.

(e)

Payment of Fees.  Borrower shall have paid all fees, costs and expenses as required by the Loan Documents in connection with the Closing.

0.1.

Conditions Precedent to Each Advance

.  The following conditions, in addition to any other requirements set forth in this Agreement, shall have been met or performed by the Advance Date with respect to any Advance Request and each Advance Request (whether or not a written Advance Request is required) shall be deemed to be a representation that all such conditions have been satisfied:

(a)

Advance Request.  Borrower shall have delivered to Bank an Advance Request and other information, as required under Section , unless the procedures described in Section  are in effect.

(b)

No Default.  No Default shall have occurred and be continuing or could occur upon the making of the Advance in question and, if Borrower is required to deliver a written Advance Request, Borrower shall have delivered to Bank an officer’s certificate to such effect, which may be incorporated in the Advance Request.

(c)

Correctness of Representations.  All representations and warranties made by Borrower and any Guarantor herein or otherwise in writing in connection herewith shall be true and correct in all material respects with the same effect as though the representations and warranties had been made on and as of the proposed Advance Date, and, if Borrower is required to deliver a written Advance Request, Borrower shall have delivered to Bank an officer’s certificate to such effect, which may be incorporated in the Advance Request.

(d)

No Adverse Change.  There shall have been no change which could have a Material Adverse Effect on Borrower, any Subsidiary or any Guarantor since the date of the most recent financial statements of such Person delivered to Bank from time to time.

(e)

Limitations Not Exceeded.  The proposed Advance shall not cause the outstanding principal balance of the Revolving Loan to exceed the lesser of the Maximum Revolving Loan Amount and the Borrowing Base.  If Borrower is required to deliver a written Advance Request, Bank shall have received a current Accounts Receivable Report and a current Inventory Report (as required by Section ) sufficient in form and substance to calculate and verify the Borrowing Base.

(f)

No Termination.  Bank shall  have timely received all financial information from all Guarantors as required under the Loan Documents, and  not have received notice from any Guarantor or any surety terminating or repudiating such Person’s guaranty of the Indebtedness incurred by Borrower.

(g)

Further Assurances.  Borrower shall have delivered such further documentation or assurances as Bank may reasonably require.

1.

Representations and Warranties

.  In order to induce Bank to enter into this Agreement and to make the Loan provided for herein, each Borrower makes the following representations and warranties, all of which shall survive the execution and delivery of the Loan Documents.  Unless otherwise specified, such representations and warranties shall be deemed made as of the date hereof and, except as previously disclosed in writing to the Bank,  as of the Advance Date of any Advance by Bank to Borrower:

1.1.

Valid Existence and Power

.  Each of Borrower and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified or licensed to transact business in all places where the failure to be so qualified would have a Material Adverse Effect on it.  Each of Borrower and each other Person which is a party to any Loan Document (other than Bank) has the power to make and perform the Loan Documents executed by it and all such instruments will constitute the legal, valid and binding obligations of such Person, enforceable in accordance with their respective terms, subject only to bankruptcy and similar laws affecting creditors’ rights generally.  Aerosonic Corporation and Avionics Specialties, Inc. are organized under the laws of Delaware and Virginia, respectively, and have not changed the jurisdiction of their organization within the five years preceding the date hereof except as previously reported to Bank.

1.2.

Authority

.  The execution, delivery and performance thereof by Borrower and each other Person (other than Bank) executing any Loan Document have been duly authorized by all necessary action of such Person, and do not and will not violate any provision of law or regulation, or any writ, order or decree of any court or governmental or regulatory authority or agency or any provision of the governing instruments of such Person, and do not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of such Person pursuant to, any law, regulation, instrument or agreement to which any such Person is a party or by which any such Person or its respective properties may be subject, bound or affected.

1.3.

Financial Condition

.  Other than as disclosed in financial statements delivered on or prior to the date hereof to Bank, neither Borrower nor any Subsidiary nor (to the knowledge of Borrower) any Guarantor has any direct or contingent obligations or liabilities (including any guarantees or leases) or any material unrealized or anticipated losses from any commitments of such Person except as described on Exhibit  (if any).  All such financial statements have been prepared in accordance with GAAP and fairly present the financial condition of Borrower, Subsidiary or Guarantor, as the case may be, as of the date thereof.  Borrower is not aware of any material adverse fact (other than facts which are generally available to the public and not particular to Borrower, such as general economic or industry trends) concerning the conditions or future prospects of Borrower or any Subsidiary or any Guarantor which has not been fully disclosed to Bank, including any adverse change in the operations or financial condition of such Person since the date of the most recent financial statements delivered to Bank. Borrower is Solvent, and after consummation of the transactions set forth in this Agreement and the other Loan documents, Borrower will be Solvent.

1.4.

Litigation

.  Except as disclosed on Exhibit  (if any), there are no suits or proceedings pending, or to the knowledge of Borrower threatened, before any court or by or before any governmental or regulatory authority, commission, bureau or agency or public regulatory body against or affecting Borrower, any Subsidiary or (to Borrower’s knowledge) any Guarantor, or their assets, which if adversely determined would have a Material Adverse Effect on the financial condition or business of Borrower, such Subsidiary or such Guarantor.

1.5.

Agreements, Etc

.  Neither Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any court order, governmental decree or any charter or other corporate restriction, materially and adversely affecting its business, assets, operations or condition (financial or otherwise), nor is any such Person in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any agreement or instrument to which it is a party, or any law, regulation, decree, order or the like.

1.6.

Authorizations

.  All authorizations, consents, approvals and licenses required under applicable law or regulation for the ownership or operation of the property owned or operated by Borrower or any Subsidiary or for the conduct of any business in which it is engaged have been duly issued and are in full force and effect, and it is not in default, nor has any event occurred which with the passage of time or the giving of notice, or both, would constitute a default, under any of the terms or provisions of any part thereof, or under any order, decree, ruling, regulation, closing agreement or other decision or instrument of any governmental commission, bureau or other administrative agency or public regulatory body having jurisdiction over such Person, which default would have a Material Adverse Effect on such Person.  Except as noted herein, no approval, consent or authorization of, or filing or registration with, any governmental commission, bureau or other regulatory authority or agency is required with respect to the execution, delivery or performance of any Loan Document.

1.7.

Title

.  Each of Borrower and each Subsidiary has good title to all of the assets shown in its financial statements free and clear of all Liens, except Permitted Liens.  Borrower alone has full ownership rights in all Collateral.

1.8.

Collateral

.  The security interests granted to Bank herein and pursuant to any other Security Agreement (a) constitute and, as to subsequently acquired property included in the Collateral covered by the Security Agreement, will constitute, security interests under the Code entitled to all of the rights, benefits and priorities provided by the Code and (b) are, and as to such subsequently acquired Collateral will be, fully perfected, superior and prior to the rights of all third persons, now existing or hereafter arising, subject only to Permitted Liens.  All of the Collateral is intended for use solely in Borrower’s business.

1.9.

Jurisdiction of Organization; Location

.  The jurisdiction in which Borrower is organized, existing and in good standing, the chief executive office of Borrower where Borrower’s business records are located, all of Borrower’s other places of business and any other places where any Collateral is kept, are all correctly and completed indicated on Exhibit . The Collateral is located and shall at all times be kept and maintained only at Borrower’s location or locations as described on Exhibit  herein.  No such Collateral is attached or affixed to any real property so as to be classified as a fixture unless Bank has otherwise agreed in writing.  Borrower has not changed its legal status or the jurisdiction in which it is organized or moved its chief executive office within the five (5) years preceding the date hereof.

1.10.

Taxes

.  Borrower and each Subsidiary have filed all federal and state income and other tax returns which are required to be filed, and subject to offset for refunds owed, have remitted or otherwise satisfied its obligation to pay all taxes as shown on said returns and all taxes, including withholding, FICA and ad valorem taxes, shown on all assessments received by it to the extent that such taxes have become due.  Neither Borrower nor any Subsidiary is subject to any federal, state or local tax Liens nor has such Person received any notice of deficiency or other official notice to pay any taxes.  Borrower and each Subsidiary have paid all sales and excise taxes payable by it.

1.11.

Labor Law Matters

.  No goods or services have been or will be produced by Borrower or any Subsidiary in violation of any applicable labor laws or regulations or any collective bargaining agreement or other labor agreements or in violation of any minimum wage, wage-and-hour or other similar laws or regulations.

1.12.

Accounts

.  Each Account, Instrument, Chattel Paper and other writing constituting any portion of the Collateral  is genuine and enforceable in accordance with its terms except for such limits thereon arising from bankruptcy and similar laws relating to creditors’ rights;  is not subject to any deduction or discount (other than as stated in the invoice and disclosed to Bank), defense, set off, claim or counterclaim of a material nature against Borrower except as to which Borrower has notified Bank in writing;  is not subject to any other circumstances that would impair the validity, enforceability or amount of such Collateral except as to which Borrower has notified Bank in writing;  arises from a bona fide sale of goods or delivery of services in the ordinary course and in accordance with the terms and conditions of any applicable purchase order, contract or agreement;  is free of all Liens other than Permitted Liens; and  is for a liquidated amount maturing as stated in the invoice therefor.  Each Account included in any Advance Request, Borrowing Base Certificate, report or other document as an Eligible Account meets all the requirements of an Eligible Account set forth herein.

1.13.

Judgment Liens

.  Neither Borrower nor any Subsidiary, nor any of their assets, are subject to any unpaid judgments (whether or not stayed) or any judgment liens in any jurisdiction.

1.14.

Subsidiaries

.  If Borrower has any Subsidiaries, they are listed on Exhibit .

1.15.

Environmental

.  Except as disclosed on Exhibit , neither Borrower, nor to Borrower’s best knowledge any other previous owner or operator of any real property currently owned or operated by Borrower, has generated, stored or disposed of any Regulated Material on any portion of such property, or transferred any Regulated Material from such property to any other location in violation of any applicable Environmental Laws.  Except as disclosed on Exhibit , no Regulated Material has been generated, stored or disposed of on any portion of the real property currently owned or operated by Borrower by any other Person, or is now located on such property.  Except as disclosed on Exhibit , Borrower is in full compliance with all applicable Environmental Laws and Borrower has not been notified of any action, suit, proceeding or investigation which calls into question compliance by Borrower with any Environmental Laws or which seeks to suspend, revoke or terminate any license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Regulated Material.

1.16.

ERISA

.  As soon as Borrower has filed the annual reports required to be filed pursuant to Section 104 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), with respect to its profit-sharing and other employee benefit plans for the plan years ended December 31, 2002 and 2003, Borrower will provide to Bank true and complete copies of (i) such annual reports; and (ii) a summary of each employee benefit plan or other plan maintained for employees of Borrower or any Subsidiary and covered by Title IV of ERISA (a "Plan").  No Termination Event (as hereinafter defined) with respect to any Plan has occurred and is continuing.  For the purposes of this Agreement, a "Termination Event" shall mean a "reportable event" as defined in Section 4043(b) of ERISA, or the filing of a notice of intent to terminate under Section 4041 of ERISA.  Neither Borrower nor any Subsidiary has any unfunded liability with respect to any such Plan.

1.17.

Investment Company Act

.  Neither Borrower nor any Subsidiary is an "investment company" as defined in the Investment Company Act of 1940, as amended.

1.18.

Names

.  Borrower currently conducts all business only under its legal name as set forth above in the introductory section of this Agreement.  Except as disclosed on Exhibit , during the preceding five (5) years Borrower has not  been known as or used any other corporate, fictitious or trade name,  been the surviving entity of a merger or consolidation or (iii) acquired all or substantially all of the assets of any Person.

1.19.

Insider

.  Borrower is not, and no Person having "control" (as that term is defined in 12 U.S.C. §  375(b)(5) or in regulations promulgated pursuant thereto) of Borrower is, an "executive officer," "director," or "principal shareholder" (as those terms are defined in 12 U.S.C. § 375(b) or in regulations promulgated pursuant thereto) of Bank, of a bank holding company of which Bank is a subsidiary, or of any subsidiary of a bank holding company of which Bank is a subsidiary.

1.20.

Compliance with Covenants; No Default

.  Borrower is, and upon funding of the Loan will be, in compliance with all of the covenants hereof.  No Default has occurred, and the execution, delivery and performance of the Loan Documents and the funding of the Loan will not cause a Default.

1.21.

Full Disclosure

.  There is no material fact which is known by Borrower that Borrower has not disclosed to Bank which could have a Material Adverse Effect.  No Loan Document, nor any agreement, document, certificate or statement delivered by Borrower to Bank, contains any untrue statement of a material fact or omits to state any material fact which is known by Borrower necessary to keep the other statements from being misleading.

1.22.

Additional Representations

.  Any additional representations or warranties set forth on Exhibit  hereto are true and correct in all material respects.

1.23.

Perfection Certificate

.  All representations, warranties and statements made by Borrower in the Perfection Certificate executed and delivered by Borrower to Bank in connection with the Loan are true and correct as of the date hereof.

2.

Affirmative Covenants of Borrower

.  Each Borrower covenants and agrees that from the date hereof and until payment in full of the Indebtedness and the formal termination of this Agreement, such Borrower and each Subsidiary:

2.1.

Use of Loan Proceeds

.  Shall use the proceeds of the Loan only for (i) working capital to be used in the operation of Borrower’s business, (ii) the restructure or consolidation of existing Indebtedness and long term debt instruments, and (iii) to pay fees and costs associated with the Loan.  Borrower shall furnish Bank all evidence that it may reasonably require with respect to such use.

2.2.

Maintenance of Business and Properties

.  Shall at all times maintain, preserve and protect all Collateral and all the remainder of its material property used or useful in the conduct of its business, and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all material needful and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be conducted properly and in accordance with standards generally accepted in businesses of a similar type and size at all times, and maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business.

2.3.

Insurance

.  Shall maintain such liability insurance, workers’ compensation insurance, business interruption insurance and casualty insurance as may be required by law, customary and usual for prudent businesses in its industry or as may be reasonably required by Bank and shall insure and keep insured all Collateral and other properties in good and responsible insurance companies satisfactory to Bank.  All hazard insurance covering Collateral shall be in amounts and shall contain co-insurance and deductible provisions approved by Bank, shall name and directly insure Bank as secured party and loss payee under a long-form New York standard loss payee clause acceptable to Bank, or its equivalent, and shall not be terminable except upon thirty (30) days’ written notice to Bank.  Borrower shall furnish to Bank copies of all such policies.

2.4.

Notice of Default

.  Shall provide to Bank immediate notice of  the occurrence of a Default and what action (if any) Borrower is taking to correct the same,  any material litigation or material changes in existing litigation or any judgment against it or its assets,  any material damage or loss to property,  any notice from taxing authorities as to claimed deficiencies or any tax lien or any notice relating to alleged ERISA violations,  any Reportable Event, as defined in ERISA,  any rejection, return, offset, dispute, loss or other circumstance having a Material Adverse Effect on any Collateral,  the cancellation or termination of, or any default under, any material agreement to which Borrower is a party or by which any of its properties are bound, or any acceleration of the maturity of any Debt of Borrower; and  any loss or threatened loss of material licenses or permits.

2.5.

Inspections

.  Shall permit inspections of the Collateral and the records of such Person pertaining thereto and verification of the Accounts, at such times and in such manner as may be reasonably required by Bank and shall further permit such inspections, reviews and field examinations of its other records and its properties (with such reasonable frequency and at such reasonable times as Bank may desire but no more frequently than twice per year unless an Event of Default shall have occured) by Bank as Bank may deem necessary or desirable from time to time.  The cost of such field examinations, reviews, verifications and inspections shall be borne by Borrower.

2.6.

Financial Information

.  Shall maintain books and records in accordance with  GAAP and shall furnish to Bank the following periodic financial information:

(a)

Periodic Borrowing Base Information.  Within fifteen (15) days of the end of each month (or more frequently if required by Bank), a completed Borrowing Base Certificate in the form attached hereto as Exhibit 5.6(a) (a "Borrowing Base Certificate").  Borrower shall attach the following to the Borrowing Base Certificate, which shall be certified by the chief financial officer or president of Borrower to be accurate and complete and in compliance with the terms of the Loan Documents:  a report listing all Accounts and all Eligible Accounts of Borrower as of the last Business Day of such month (an "Accounts Receivable Report") which shall be reconciled to the general ledger and include the amount and age of each Account, the name and mailing address of each Account Debtor, a detailing of all credits due such Account Debtor by Borrower stated in the number of days which have elapsed since the date each such credit was issued by Borrower, and such other information as Bank may require in order to verify the Eligible Accounts, all in reasonable detail and in form acceptable to Bank.

(b)

Interim Statements.  Within forty-five (45) days after the end of each fiscal quarter, a consolidated and consolidating balance sheet of Borrower at the end of that period and a consolidated and consolidating income statement and statement of cash flows for that period (and for the portion of the fiscal year ending with such period), a division profitability statement, together with all supporting schedules, setting forth in comparative form the figures for the same period of the preceding fiscal year, and certified by the chief financial officer of Borrower as true and correct and fairly representing the financial condition of Borrower and that such statements are prepared in accordance with GAAP, except without footnotes and subject to normal year-end audit adjustments;

(c)

Annual Statements.  Within ninety (90) days after the end of each fiscal year, a detailed audited financial report of Borrower containing a consolidated and consolidating balance sheet at the end of that period and a consolidated and consolidating income statement and statement of cash flows for that period, setting forth in comparative form the figures for the preceding fiscal year, together with all supporting schedules and footnotes, and audited by independent certified public accountants acceptable to Bank.  Borrower shall obtain, if available, such written acknowledgments from Borrower’s independent certified public accountants as Bank may require permitting Bank to rely on such annual financial statements.  Any management letter, supplemental letter, or other document accompanying the report will also be provided to Bank.  In addition, promptly upon receipt, one copy of each written report submitted to Borrower by independent accountants for any other annual, quarterly or special audit will be provided to Bank;

(d)

No Default Certificates.  Together with each report required by Subsections  and , a compliance certificate in form satisfactory to Bank and a certificate of its president or chief financial officer that no Default  then exists or if a Default exists, the nature and duration thereof and Borrower’s intention with respect thereto, and in addition, shall cause Borrower’s independent auditors (if applicable) to submit to Bank, together with its audit report, a statement that, in the course of such audit, it discovered no circumstances which it believes would result in a Default or if it discovered any such circumstances, the nature and duration thereof;

(e)

Auditor’s Management Letters.  Promptly upon receipt thereof, copies of each report submitted to Borrower by independent public accountants in connection with any annual, interim or special audit made by them of the books of Borrower including, without limitation, each report submitted to Borrower concerning its accounting practices and systems and any final comment letter submitted by such accountants to management in connection with the annual audit of Borrower;

(f)

Payables Report.  Within fifteen (15) days of the end of each month (or more frequently if required by Bank), a schedule of all accounts payable of Borrower by total setting forth for each such account the number of days which have elapsed since the original date of invoice and containing the name and address of each vendor, a reconciliation statement and such other detail requested by Bank; and

(g)

Other Information.  Such other information reasonably requested by Bank from time to time concerning the business, properties or financial condition of Borrower, Guarantor and their respective Subsidiaries.

2.7.

Maintenance of Existence and Rights

.  Shall preserve and maintain its corporate existence, authorities to transact business, rights and franchises, trade names, patents, trademarks and permits necessary to the conduct of its business.

2.8.

Payment of Taxes, Etc

.  Shall pay before delinquent all of its debts and taxes, except that Bank shall not unreasonably withhold its consent to nonpayment of taxes being actively contested in accordance with law (provided that Bank may require bonding or other assurances).

2.9.

Subordination

.  To the extent permitted by law, shall cause all debt and other obligations now or hereafter owed to any Guarantor or Affiliate to be subordinated in right of payment and security to the Indebtedness in accordance with subordination agreements satisfactory to Bank.

2.10.

Compliance; Hazardous Materials

.  Shall strictly comply with all laws, regulations, ordinances and other legal requirements, specifically including, without limitation, ERISA, all securities laws and all laws relating to hazardous materials and the environment.  Unless approved in writing by Bank, neither Borrower nor any Subsidiary shall engage in the storage, manufacture, disposition, processing, handling, use or transportation of any hazardous or toxic materials, whether or not in compliance with applicable laws and regulations.

2.11.

Compliance with Assignment Laws

.  Shall if required by Bank comply with the Federal Assignment of Claims Act and any other applicable law relating to assignment of government contracts.

2.12.

Reports

.  Shall provide Bank with a copy of all reports filed with any governmental or regulatory authority, commission, bureau or agency or public regulatory body.

2.13.

Further Assurances

.  Shall take such further action and provide to Bank such further assurances as may be reasonably requested to ensure compliance with the intent of this Agreement and the other Loan Documents.

2.14.

Covenants Regarding Collateral

.  Borrower makes the following covenants with Bank regarding the Collateral for itself and each Subsidiary, Borrower and each Subsidiary:

(a)

Borrower will use the Collateral only in the ordinary course of its business and will not permit the Collateral to be used in violation of any applicable law or policy of insurance;

(b)

Borrower, as agent for Bank, will defend the Collateral against all claims and demands of all Persons, except for Permitted Liens;

(c)

Borrower will, at Bank’s request, obtain and deliver to Bank such waivers as Bank may require waiving the landlord’s, mortgagee’s or other lienholder’s enforcement rights against the Collateral and assuring Bank’s access to the Collateral in exercise of its rights hereunder;

(d)

Borrower will promptly deliver to Bank all promissory notes, drafts, trade acceptances, chattel paper, Instruments or documents of title which are Collateral, appropriately endorsed to Bank’s order, and Borrower will not create or permit any Subsidiary to create any Electronic Chattel Paper without taking all steps deemed necessary by Bank to confer control of the Electronic Chattel Paper upon Bank in accordance with the Code;

(e)

Except for sales of Inventory in the ordinary course of business and disposal of obsolete Equipment consistent with Borrower’s historical practices, will not sell, assign, lease, transfer, pledge, hypothecate or otherwise dispose of or encumber any Collateral or any interest therein;

(f)

shall promptly notify Bank of any future patents, trademarks or copyrights owned by Borrower or any Subsidiary and any license agreements entered into by Borrower or any Subsidiary authorizing said Person to use any patents, trademarks or copyrights owned by third parties; and

(g)

shall give Bank at least thirty (30) days' prior written notice of any new trade or fictitious name.  Borrower's or any Subsidiary’s use of any trade or fictitious name shall be in compliance with all laws regarding the use of such names.

3.

Negative Covenants of Borrower

.  Each Borrower covenants and agrees that from the date hereof and until payment in full of the Indebtedness and the formal termination of this Agreement, such Borrower and each Subsidiary, on a consolidated basis:

3.1.

Debt

.  Shall not directly or indirectly create, assume, become liable for or permit to exist any Debt, including any guaranties or other contingent obligations, except Permitted Debt.

3.2.

Liens

.  Shall not create or permit any Liens on any of its property except Permitted Liens.

3.3.

Loans and Other Investments

.  Shall not make or permit to exist any advances or loans to, or guarantee or become contingently liable, directly or indirectly, in connection with the obligations, leases, stock or dividends of, or own, purchase or make any commitment to purchase any stock, bonds, notes, debentures or other securities of, or any interest in, or make any capital contributions to (all of which are sometimes collectively referred to herein as "Investments") any Person except for  purchases of direct obligations of the federal government,  deposits in commercial banks having a tier 1 capital ratio of not less than six percent (6%); provided, however, that such investment shall not be in an amount in excess of 10% of such commercial bank’s unimpaired capital and surplus,  commercial paper of any U.S. corporation having the highest ratings then given by the Moody’s Investors Services, Inc. or Standard & Poor’s Corporation,  existing investments in Subsidiaries, Guarantors, and investments in any Subsidiary formed pursuant to a Permitted Corporate Restructure  endorsement of negotiable instruments for collection in the ordinary course of business, and  advances to employees for business travel and other expenses incurred in the ordinary course of business.

3.4.

Change in Business

.  Shall not enter into any business which is substantially different from the business in which it is presently engaged.

3.5.

Accounts

.   Shall not sell, assign or discount any of its Accounts, Chattel Paper or any promissory notes held by it other than the discount of such notes in the ordinary course of business for collection; and  shall notify Bank promptly in writing of any discount, offset or other deductions not shown on the face of an Account invoice and any dispute over an Account, and any information relating to an adverse change in any Account Debtor’s financial condition or ability to pay its obligations.

3.6.

Transactions with Affiliates

.  Shall not directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, pay any management fees to or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate (other than a Subsidiary); provided, however, that any acts or transactions prohibited by this Section may be performed or engaged in after written notice to Bank if upon terms not less favorable to Borrower or such Subsidiary than if no such relationship existed.

3.7.

No Change in Name, Offices; Removal of Collateral

.  Shall not, unless it shall have given thirty (30) days’ advance written notice thereof to Bank, (a) change its name or the location of its chief executive office or other office where books or records are kept, or change the jurisdiction in which the Borrower is organized, or (b) permit any Inventory or other tangible Collateral to be located at any location other than as specified in Section .

3.8.

No Sale, Leaseback

.  Shall not enter into any sale-and-leaseback or similar transaction.

3.9.

Margin Stock

.  Shall not use any proceeds of the Loan to purchase or carry any margin stock (within the meaning of Regulation U of the Board of Governors of Federal Reserve System) or extend credit to others for the purpose of purchasing or carrying any margin stock.

3.10.

Tangible Collateral

.  Shall not, except as otherwise provided herein, allow any Inventory or other tangible Collateral to be commingled with, or become an accession to or part of, any property of any other Person so long as such property is Collateral; nor allow any tangible Collateral to become a Fixture unless Bank shall have given its prior written authorization.

3.11.

Subsidiaries

.  Shall not acquire, form or dispose of any Subsidiaries except in connection with a Permitted Corporate Restructure or permit any Subsidiary to issue capital stock except to its parent.

3.12.

Change of Control

.  Shall not permit a Change of Control to occur.

3.13.

Change of Management

.  Shall not permit a change in the Persons holding the offices of President or Chief Financial Officer of Borrower as of the date hereof; provided, no such change in management shall be deemed to have occurred if Borrower replaces such officer with a Person satisfactory to Bank in its reasonable discretion within a reasonable time period after the Bank’s consent.

3.14.

Liquidation, Mergers, Consolidations and Dispositions of Substantial Assets

.  Shall not dissolve or liquidate, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise, all or a substantial part (more than 10% in the aggregate during the term hereof) of the assets of any Person, or sell, transfer, lease or otherwise dispose of all or a substantial part (more than 10% in the aggregate during the term hereof) of its property or assets, except for (a) the sale of Inventory in the ordinary course of business, or (b) the disposal of obsolete Equipment in the manner consistent with Borrower’s past practices and (c) a Permitted Corporate Restructure, or sell or dispose of any equity ownership interests in any Subsidiary.

3.15.

Change of Fiscal Year or Accounting Methods

.  Shall not change its fiscal year or its accounting principles without the written consent of Bank.

4.

Other Covenants of Borrower

.  Each Borrower covenants and agrees that from the date hereof and until payment in full of the Indebtedness and the formal termination of this Agreement, Borrower and each Subsidiary shall comply with the following additional covenants:

4.1.

Total Liabilities to Effective Tangible Net Worth Ratio

.  Borrower shall on a consolidated basis, at all times, beginning with fiscal year ended January 31, 2004, maintain a ratio of Total Liabilities, including fully subordinated debt, divided by Effective Tangible Net Worth of not more than 1.30 to 1.00.  For purposes of this computation, "Total Liabilities" shall mean all liabilities of Borrower, including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of a balance sheet of Borrower, in accordance with GAAP applied on a consistent basis.  "Effective Tangible Net Worth" shall mean the  total assets of Borrower minus Total Liabilities.  For purposes of this calculation, the aggregate amount of any intangible assets of Borrower including, without limitation, goodwill, franchises, obligations owed by Affiliates, licenses, patents, trademarks, trade names, copyrights, service marks, and brand names, shall be subtracted from total assets.

4.2.

Cash Flow Coverage Ratio

.  Borrower shall on a consolidated basis, measured at the end of each quarter for the preceding four quarters, beginning with fiscal year ended January 31, 2004, maintain a Cash Flow Coverage Ratio of 1.25 to 1.00.  “Cash Flow Coverage Ratio” shall mean the sum of earnings before interest, taxes, depreciation and amortization, minus all dividends, withdrawals and non-cash income, e.g. imputed interest, divided by the sum of interest expense plus current maturities of long-term Debt, including capital lease and synthetic lease obligations.

4.3.

Deposit Relationship

.  Borrower shall maintain its primary depository accounts and cash management account with Bank.

4.4.

Dividends

.  In no event shall Borrower declare or pay a dividend if there shall exist a Default or a condition which, upon the giving of notice or lapse of time or both, would become a Default under the Loan Documents.

5.

Default.

5.1.

Events of Default

.  Each of the following with respect to any Borrower shall constitute an Event of Default:

(a)

There shall occur any default by Borrower in the payment, when due, of any principal of or interest on any Note, any amounts due hereunder or any other Loan Document, or any other Indebtedness and such default continues for three (3) Business Days beyond the due date therefor; or

(b)

There shall occur any default by Borrower or any other party to any Loan Document (other than Bank) in the performance of any agreement, covenant or obligation contained in this Agreement or such Loan Document not provided for elsewhere in this Section  and provided, with respect to Sections , , , , , , , , ,  and  only, such default continues for thirty (30) days after written notice of such default is sent to Borrower by the Bank; or

(c)

Any representation or warranty made by Borrower or any other party to any Loan Document (other than Bank) herein or therein or in any certificate or report furnished in connection herewith or therewith shall prove to have been untrue or incorrect in any material respect when made; or

(d)

(i) Any other obligation now or hereafter owed by Borrower or any Subsidiary or Guarantor to Bank or any affiliate of Bank shall be in default and not cured within the grace period, if any, provided therein; or (ii) Borrower or any Subsidiary or Guarantor shall be in default under any obligation in excess of $100,000 owed to any other obligee, which default entitles the obligee to accelerate any such obligations or exercise other remedies with respect thereto; provided, however, that Bank will not unreasonably withhold its agreement that a default under any such other obligation not exceeding $300,000 shall not constitute an Event of Default hereunder for a period of time specified by Bank if Borrower is disputing such default in good faith, no action has been taken by such other obligee to exercise its remedies and the Bank determines in its discretion that such forbearance will not be to the disadvantage of the Bank; or

(e)

Borrower or any Subsidiary or Guarantor shall  voluntarily dissolve, liquidate or terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of such Person or of all or of a substantial part of its assets,  admit in writing its inability, or be generally unable, to pay its debts as the debts become due,  make a general assignment for the benefit of its creditors,  commence a voluntary case under the federal Bankruptcy Code (as now or hereafter in effect),  file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, or (F) take any corporate action for the purpose of effecting any of the foregoing; or

(f)

An involuntary petition or complaint shall be filed against Borrower or any Subsidiary or any Guarantor seeking bankruptcy relief or reorganization or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Borrower or any Subsidiary or any Guarantor, of all or substantially all of its assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving or ordering any of the foregoing actions; or

(g)

(g) A judgment in excess of $100,000 shall be rendered against Borrower or any Subsidiary of Borrower that is not either (i) bonded off by Borrower within fifteen (15) days of the date such judgment is rendered or (ii) validly covered by insurance with a deductible of not more than $10,000; and such judgment is thereafter enforced by a levy of execution upon, or attachment, garnishment or other seizure of, any material portion of the Collateral or other assets of Borrower or any Subsidiary;

(h)

Borrower, any Subsidiary or any Guarantor shall fail to pay, on demand, any returned or dishonored draft, check, or other item which has been deposited to the Collections Account or the Demand Deposit Account or otherwise presented to Bank and for which Borrower has received provisional credit; or

(i)

Any Guarantor shall repudiate or revoke any Guaranty Agreement; or

(j)

Loss, theft, damage or destruction of any material portion of the tangible Collateral for which there is either no insurance coverage or for which, in the reasonable opinion of Bank, there is insufficient insurance coverage; or

(k)

There shall have occurred a Change of Control or a Change in Management, as defined in Section ; or

(l)

There shall occur any change in the condition (financial or otherwise) of Borrower and/or any Guarantor which, in the reasonable opinion of Bank, could have a Material Adverse Effect.

5.2.

Remedies

.  If any Default shall occur, Bank may, without notice to Borrower, at its option, withhold further Advances to Borrower.  If an Event of Default shall have occurred and be continuing, Bank may at its option take any or all of the following actions:

(a)

Bank may declare any or all Indebtedness (other than Indebtedness under any swap agreements, as defined in 11 U.S.C. § 101, between Borrower and Bank or any affiliate of Bank, which shall be governed by the default and termination provisions of said swap agreements) to be immediately due and payable (if not earlier demanded), terminate its obligation to make Advances to Borrower, bring suit against Borrower to collect the Indebtedness, exercise any remedy available to Bank hereunder or at law and take any action or exercise any remedy provided herein or in any other Loan Document or under applicable law.  No remedy shall be exclusive of other remedies or impair the right of Bank to exercise any other remedies.

(b)

Without waiving any of its other rights hereunder or under any other Loan Document, Bank shall have all rights and remedies of a secured party under the Code (and the Uniform Commercial Code of any other applicable jurisdiction) and such other rights and remedies as may be available hereunder, under other applicable law or pursuant to contract.  If requested by Bank, Borrower will promptly assemble the Collateral and make it available to Bank at a place to be designated by Bank.  Borrower agrees that any notice by Bank of the sale or disposition of the Collateral for any other intended action hereunder, whether required by the Code or otherwise, shall constitute reasonable notice to Borrower if the notice is mailed to Borrower by regular or certified mail, postage prepaid, at least ten days before the action to be taken.  Borrower shall be liable for any deficiencies in the event the proceeds of the disposition of the Collateral do not satisfy the Indebtedness in full.

(c)

Bank may demand, collect and sue for all amounts owed pursuant to Accounts, General Intangibles, Chattel Paper, Instruments, Documents or for proceeds of any Collateral (either in Borrower’s name or Bank’s name at the latter’s option), with the right to enforce, compromise, settle or discharge any such amounts.

5.3.

Receiver

.  In addition to any other remedy available to it, Bank shall have the absolute right, upon the occurrence of an Event of Default, to seek and obtain the appointment of a receiver to take possession of and operate and/or dispose of the business and assets of Borrower and any costs and expenses incurred by Bank in connection with such receivership shall bear interest at the Default Rate, at Bank’s option, and shall be secured by all Collateral.

5.4.

Deposits; Insurance

.  After the occurrence of an Event of Default, Borrower authorizes Bank to collect and apply against the Indebtedness when due any cash or deposit accounts in its possession, and any refund of insurance premiums or any insurance proceeds payable on account of the loss or damage to any of the Collateral and irrevocably appoints Bank as its attorney-in-fact to endorse any check or draft or take other action necessary to obtain such funds.

6.

Security Agreement.

6.1.

Security Interest.

(a)

As security for the payment and performance of any and all Indebtedness and the performance of all obligations and covenants of Borrower to Bank and its affiliates, whether hereunder and under the other Loan Documents or otherwise, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrower to Bank or any of Bank's affiliates, Borrower hereby grants to Bank (for itself and its affiliates) a continuing security interest in and general lien upon and right of set-off against, all right, title and interest of Borrower in and to the Collateral, whether now owned or hereafter acquired by Borrower.

(b)

Except as herein or by applicable law otherwise expressly provided, Bank shall not be obligated to exercise any degree of care in connection with any Collateral in its possession, to take any steps necessary to preserve any rights in any of the Collateral or to preserve any rights therein against prior parties, and Borrower agrees to take such steps. In any case Bank shall be deemed to have exercised reasonable care if it shall have taken such steps for the care and preservation of the Collateral or rights therein as Borrower may have reasonably requested Bank to take and Bank’s omission to take any action not requested by Borrower shall not be deemed a failure to exercise reasonable care.  No segregation or specific allocation by Bank of specified items of Collateral against any liability of Borrower shall waive or affect any security interest in or Lien against other items of Collateral or any of Bank’s options, powers or rights under this Agreement or otherwise arising.

(c)

Upon an Event of Default, Bank may at any time and from time to time, with or without notice to Borrower,  transfer into the name of Bank or the name of Bank’s nominee any of the Collateral,  notify any Account Debtor or other obligor of any Collateral to make payment thereon direct to Bank of any amounts due or to become due thereon and  receive and after a Default direct the disposition of any proceeds of any Collateral.

6.2.

Net Cash Position

.  If Borrower subscribes to treasury services applicable to the Loan, Net Cash Position shall be determined in accordance with the Services Agreement.  If Borrower does not subscribe to treasury services applicable to the Loan or if such treasury services are terminated, Net Cash Position shall be determined by Bank based on daily collected balances in Borrower’s Demand Deposit Account or Collections Account, as applicable, in accordance with the terms hereof and customary banking practice for asset-based credits.

6.3.

Financing Statements; Power of Attorney

.   Borrower authorizes Bank at Borrower’s expense to file any financing statements and/or amendments thereto relating to the Collateral (without Borrower’s signature thereon) which Bank deems appropriate that (a) indicate the Collateral (i) as "all assets" of Borrower or words of similar effect, if appropriate, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code, or (ii) by specific Collateral category, and (b) provide any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, Borrower irrevocably appoints Bank as its attorney-in-fact to execute any such financing statements and/or control agreements in Borrower’s name and to perform all other acts, at Borrower's expense, which Bank deems appropriate to perfect and to continue perfection of the security interest of Bank.  Borrower hereby appoints Bank as Borrower’s attorney-in-fact to endorse, present and collect on behalf of Borrower and in Borrower’s name any draft, checks or other documents necessary or desirable to collect any amounts which Borrower may be owed following an Event of Default.  Bank is hereby granted a license or other right to use, without charge, Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and Borrower’s rights under all licenses and all franchise agreements shall inure to Bank’s benefit.  The proceeds realized from  the sale or other disposition of any Collateral may be applied first to the reasonable costs, expenses and attorneys’ fees and expenses incurred by Bank for collection and for acquisition, completion, protection, removal, storage, sale and delivering of the Collateral; secondly, to interest due upon any of the Indebtedness; and thirdly, to the principal amount of the Indebtedness.  If any deficiency shall arise, Borrower shall remain jointly and severally liable to Bank therefor.

6.4.

Entry

.  Borrower hereby irrevocably consents to Bank or its agents in entering upon any premises with reasonable prior notice to Borrower during normal business hoursfor the purposes of either  inspecting the Collateral or  following an Event of Default, taking possession of the Collateral and Borrower hereby waives its right to assert against Bank or its agents any claim based upon trespass or any similar cause of action for entering upon any premises where the Collateral may be located.

6.5.

Other Rights

.  Borrower authorizes Bank without affecting Borrower’s obligations hereunder or under any other Loan Document from time to time  to take from any party and hold additional Collateral or guaranties for the payment of the Indebtedness or any part thereof, and to exchange, enforce or release such collateral or guaranty of payment of the Indebtedness or any part thereof and to release or substitute any endorser or guarantor or any party who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof or any party in any way obligated to pay the Indebtedness or any part thereof; and  upon the occurrence of any Event of Default to direct the manner of the disposition of the Collateral and the enforcement of any endorsements, guaranties, letters of credit or other security relating to the Indebtedness or any part thereof as Bank in its sole discretion may determine.

6.6.

Accounts

.  Before or after any Event of Default, Bank may notify any Account Debtor of Bank’s security interest and may direct such Account Debtor to make payment directly to Bank for application against the Indebtedness.  Any such payments received by or on behalf of Borrower at any time, whether before or after default, shall be the property of Bank, shall be held in trust for Bank and not commingled with any other assets of any Person (except to the extent they may be commingled with other assets of Borrower in an account with Bank) and shall be immediately delivered to Bank in the form received.  Bank shall have the right to apply any proceeds of Collateral to such of the Indebtedness as it may determine.

6.7.

Waiver of Marshaling

.  Borrower hereby waives any right it may have to require marshaling of its assets.

6.8.

Control

.  Borrower will cooperate with Bank in obtaining control of, or control agreements with respect to, Collateral for which control or a control agreement is required for perfection of the Bank’s security interest under the Code.

7.

Miscellaneous.

7.1.

No Waiver, Remedies Cumulative

.  No failure on the part of Bank to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and are in addition to any other remedies provided by law, any Loan Document or otherwise.

7.2.

Survival of Representations

.  All representations and warranties made herein shall survive the making of the Loan hereunder and the delivery of the Note, and shall continue in full force and effect so long as any Indebtedness is outstanding, there exists any commitment by Bank to Borrower, and until this Agreement is formally terminated in writing.

7.3.

Indemnity By Borrower; Expenses

.  In addition to all other Indebtedness, Borrower agrees to defend, protect, indemnify and hold harmless Bank and its Affiliates and all of their respective officers, directors, employees, attorneys, consultants and agents from and against any and all losses, damages, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, attorneys’ and paralegals’ fees, costs and expenses) incurred by such indemnitees, whether prior to or from and after the date hereof, as a result of or arising from or relating to  the due diligence effort (including, without limitation, public record search, recording fees, examinations and investigations of the properties of Borrower and Borrower’s operations), negotiation, preparation, execution and/or performance of any of the Loan Documents or of any document executed in connection with the transactions contemplated thereby and the perfection of Bank’s Liens in the Collateral, maintenance of the Loan by Bank, and any and all amendments, modifications, and supplements of any of the Loan Documents or restructuring of the Indebtedness,  any suit, investigation, action or proceeding by any Person (other than Borrower), whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute, regulation or common law principle, arising from or in connection with Bank’s furnishing of funds to Borrower under this Agreement,  Bank’s preservation, administration and enforcement of its rights under the Loan Documents and applicable law, including the reasonable fees and disbursements of counsel for Bank in connection therewith, whether suit be brought or not and whether incurred at trial or on appeal, and all costs of repossession, storage, disposition, protection and collection of Collateral,  periodic field exams, audits and appraisals performed by Bank; and/or  any matter relating to the financing transactions contemplated by the Loan Documents or by any document execution in connection with the transactions contemplated thereby, other than, in each case, for such loss, damage, liability, obligation, penalty, fee, cost or expense arising from such indemnitee’s gross negligence or willful misconduct.  If Borrower should fail to pay any tax or other amount required by this Agreement to be paid or which may be reasonably necessary to protect or preserve any Collateral or Borrower’s or Bank’s interests therein, Bank may make such payment and the amount thereof shall be payable on demand, shall bear interest at the Default Rate from the date of demand until paid and shall be deemed to be Indebtedness entitled to the benefit and security of the Loan Documents.  In addition, Borrower agrees to pay and save Bank harmless against any liability for payment of any state documentary stamp taxes, intangible taxes or similar taxes (including interest or penalties, if any) which may now or hereafter be determined to be payable in respect to the execution, delivery or recording of any Loan Document or the making of any Advance, whether originally thought to be due or not, and regardless of any mistake of fact or law on the part of Bank or Borrower with respect to the applicability of such tax.  Borrower’s obligation for indemnification for all of the foregoing losses, damages, liabilities, obligations, penalties, fees, costs and expenses of Bank shall be part of the Indebtedness, secured by the Collateral, chargeable against Borrower’s loan account, and shall survive termination of this Agreement.

7.4.

Notices

.  Any notice or other communication hereunder under the Note to any party hereto or thereto shall be by hand delivery, overnight delivery via nationally recognized overnight delivery service, facsimile with receipt confirmed, telegram, telex or registered or certified United States mail and unless otherwise provided herein shall be deemed to have been given or made when delivered, telegraphed, telexed, faxed or three (3) Business Days after having been deposited in the United States mail, postage prepaid, addressed to the party at its address specified below (or at any other address that the party may hereafter specify to the other parties in writing):

Bank:

Wachovia Bank, National Association

10 South Jefferson Street,  VA7391

Roanoke, Virginia 24011

Borrower:

Aerosonic Corporation

1212 North Hercules Avenue

Clearwater, Florida 33765

Attn:  Gary Colbert, Chief Financial Officer

7.5.

Governing Law

.  This Agreement and the Loan Documents shall be deemed contracts made under the laws of the State of the Jurisdiction and shall be governed by and construed in accordance with the laws of said state (excluding its conflict of laws provisions if such provisions would require application of the laws of another jurisdiction) except insofar as the laws of another jurisdiction may, by reason of mandatory provisions of law, govern the perfection, priority and enforcement of security interests in the Collateral.

7.6.

Successors and Assigns

.  This Agreement shall be binding upon and shall inure to the benefit of Borrower and Bank, and their respective successors and assigns; provided, that Borrower may not assign any of its rights hereunder without the prior written consent of Bank, and any such assignment made without such consent will be void.

7.7.

Counterparts

.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument.

7.8.

Usury

.  Regardless of any other provision of this Agreement, the Note or in any other Loan Document, if for any reason the effective interest should exceed the maximum lawful interest, the effective interest shall be deemed reduced to, and shall be, such maximum lawful interest, and  the amount which would be excessive interest shall be deemed applied to the reduction of the principal balance of the Note and not to the payment of interest, and  if the loan evidenced by the Note has been or is thereby paid in full, the excess shall be returned to the party paying same, such application to the principal balance of the Note or the refunding of excess to be a complete settlement and acquittance thereof.

7.9.

Powers

.  All powers of attorney granted to Bank are coupled with an interest and are irrevocable.

7.10.

Approvals

.  If this Agreement calls for the approval or consent of Bank, such approval or consent may be given or withheld in the discretion of Bank unless otherwise specified herein.

7.11.

Definition of Day

.  Unless otherwise specified herein, all references to “days” in this Agreement shall mean calendar days.

7.12.

Participations

.  Bank shall have the right to enter into one or more participation with other lenders with respect to the Indebtedness.  Upon prior notice to Borrower of such participation, Borrower shall thereafter furnish to such participant any information furnished by Borrower to Bank pursuant to the terms of the Loan Documents.  Nothing in this Agreement or any other Loan Document shall prohibit Bank from pledging or assigning this Agreement and Bank’s rights under any of the other Loan Documents, including collateral therefor, to any Federal Reserve Bank in accordance with applicable law.

7.13.

Dealings with Multiple Borrowers.

(a)

If more than one Person is named as Borrower hereunder, all Indebtedness, representations, warranties, covenants and indemnities set forth in the Loan Documents to which such Person is a party shall be joint and several.  Bank shall have the right to deal with any Person purporting to be an officer of any Borrower with regard to all matters concerning the rights and obligations of Bank hereunder and pursuant to applicable law with regard to the transactions contemplated under the Loan Documents.  All actions or inactions of the principal officers of any Borrower with regard to the transactions contemplated under the Loan Documents shall be deemed with full authority and binding upon all Borrowers hereunder.  Each Borrower hereby appoints each other Borrower as its true and lawful attorney-in-fact, with full right and power, for purposes of exercising all rights of such Person hereunder and under applicable law with regard to the transactions contemplated under the Loan Documents.  The foregoing is a material inducement to the agreement of Bank to enter into the terms hereof and to consummate the transactions contemplated hereby.

(b)

The Borrowers acknowledge that funds are provided to, and used by, the various Borrowers as needed through intercompany transfers and that the Loan will benefit all of the Borrowers.  Each Borrower acknowledges that it will receive full and fair benefit from the joint extensions of credit by the Bank.  Each Borrower agrees that if its assets are called upon to satisfy a greater proportion of the Indebtedness than its proportionate benefit from such Indebtedness, it shall be subrogated to the rights of the Bank under the Loan Documents; provided that its rights against any other Borrower shall be subject and subordinate to and shall not be exercised until all Indebtedness has been paid in full.

7.14.

Waiver of Certain Defenses

.  To the fullest extent permitted by applicable law, upon the occurrence of any Event of Default, neither Borrower nor anyone claiming by or under Borrower will claim or seek to take advantage of any law requiring Bank to attempt to realize upon any Collateral or collateral of any surety or guarantor, or any appraisement, evaluation, stay, extension, homestead, redemption or exemption laws now or hereafter in force in order to prevent or hinder the enforcement of this Agreement.  Borrower, for itself and all who may at any time claim through or under Borrower, hereby expressly waives to the fullest extent permitted by law the benefit of all such laws.  All rights of Bank and all obligations of Borrower hereunder shall be absolute and unconditional irrespective of  any change in the time, manner or place of payment of, or any other term of, all or any of the Indebtedness, or any other amendment or waiver of or any consent to any departure from any provision of the Loan Documents,  any exchange, release or non-perfection of any other collateral given as security for the Indebtedness, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Indebtedness, or  any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or any third party, other than payment and performance in full of the Indebtedness.

7.15.

Integration

.  This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

7.16.

Limitation on Liability; Waiver of Punitive Damages

.  EACH OF THE PARTIES HERETO, INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM (A "DISPUTE") THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE INDEBTEDNESS AND OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES.   EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE, WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

7.17.

Waiver of Jury Trial

.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO.  THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ENTER INTO AND ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION

By:

_______________

Marie Kendall

Its Vice President

AEROSONIC CORPORATION

By:

David Baldini

Its President

AVIONICS SPECIALTIES, INC.

By:

David Baldini

Its President

004.416083.5

SCHEDULE OF EXHIBITS

(If any exhibit is omitted, the information called for therein shall be considered "None" or "Not Applicable")

Exhibit	Section Reference	Title
	("Definitions")	Definitions
1.1A	1.1 ("Collateral")	Additional Collateral
1.1B	1.1 ("Eligible Accounts")	Ineligible Accounts
1.1C	1.1 ("Permitted Debt")	Permitted Debt
1.1D	1.1 ("Permitted Liens")	Permitted Liens
	3.1(b)(viii) ("Supporting Documents")	Perfection Certificate
	("Financial Condition")	Contingent Liabilities
	("Litigation")	Litigation
	("Location")	Offices of Borrower
	("Subsidiaries")	List of Subsidiaries
	("Environmental")	Environmental Disclosures
	("Names")	Names; Mergers; Acquisitions
	("Additional Representations")	Additional Representations
5.6(a)	5.6(a) (“Periodic Borrowing Base Information”)	Borrowing Base Certificate
	("Other Provisions")	Additional Terms

004.416083.5

EXHIBIT 1

Definitions

1.1

Defined Terms:

"Accession" has the meaning set forth in the Code.

"Account" has the meaning set forth in the Code, together with any guaranties, letters of credit, Letter-of-Credit Right, and other security therefor, including Supporting Obligations.

"Account Debtor" means a Person who is obligated under any Account, Chattel Paper, General Intangible or Instrument.

"Advance" means an advance of proceeds of the Loan to Borrower pursuant to this Agreement.

"Advance Date" means the date on which an Advance is made.

"Advance Request" means the written request for an Advance under the Loan as identified in Subsection  hereof and shall also include presentments triggering an automatic Advance under the Services Agreement.

"Affiliate" of a Person means  any Person directly or indirectly owning 10% or more of the voting stock or rights of such named Person or of which the named Person owns 10% or more of such voting stock or rights;   any Person controlling, controlled by or under common control with such named Person;  any officer, director or employee of such named Person or any Affiliate of the named Person; and  any family member of the named Person or any Affiliate of such named Person.

"Borrowing Base" means at any time 80% of the total amount of Eligible Accounts, minus any Reserves.

"Borrowing Base Certificate" has the meaning set forth in Subsection .

"Business Day" means a weekday on which commercial banks are open for business in Tampa, Florida.

“Change of Control” means that (i) any Person or group of Persons within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended (the “Act”), other than (a) with respect to the capital stock of Borrower held by J. Mervyn Nabors and his successors and heirs, or (b) any Borrower, its Subsidiaries or any savings, pension or other benefit plan for the benefit of employees of any Borrower or its respective Subsidiaries, who theretofore beneficially owned less than 15% of the voting stock of such Borrower then outstanding and acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Act) of 15% of more of the outstanding voting stock of any Borrower; or (ii) during any twelve consecutive calendar months, individuals who at the beginning of such twelve-month period were directors of any Borrower shall cease to constitute a majority of the board of directors of such Borrower.

"Chattel Paper" has the meaning set forth in the Code, including Electronic Chattel Paper, together with any guaranties, letters of credit, Letter-of-Credit Right, and other security therefor, including Supporting Obligations.

"Code" means the Uniform Commercial Code presently and hereafter enacted  in  the Jurisdiction.  Any term used in this Agreement and in any financing statement filed in connection herewith which is defined in the Code and not otherwise defined in this Agreement or in any other Loan Document has the meaning given to the term in the Code.

"Collateral" means all personal property of Borrower, wherever located and whether now owned by Borrower or hereafter acquired, including, but not limited to:   all Inventory;  all General Intangibles except for patents;  all Accounts;  all Chattel Paper;  all Instruments and Documents and any other instrument or intangible representing payment for goods or services;  all Equipment;  all Investment Property other than capital stock of the Borrower or any Subsidiary;  all Deposit Accounts and funds on deposit therein, including, but not limited to, the Demand Deposit Account, the Collections Account or funds otherwise on deposit with or under the control of Bank or its agents or correspondents;  all Fixtures; and  all parts, replacements, substitutions, profits, products, Accessions and cash and non-cash proceeds and Supporting Obligations of any of the foregoing (including insurance proceeds payable by reason of loss or damage thereto) in any form and wherever located.  Collateral shall include all written or electronically recorded books and records relating to any such Collateral and other rights relating thereto.

"Collections Account" means the controlled disbursement account maintained by Borrower at Bank to which collections, deposits and other payments on or with respect to Collateral may be made pursuant to the terms hereof, to which only Bank shall have access.

"Debt" means all liabilities of a Person as determined under GAAP and all obligations which such Person has guaranteed or endorsed or is otherwise secondarily or jointly liable for, and shall include, without limitation  all obligations for borrowed money or purchased assets,  obligations secured by assets whether or not any personal liability exists,  the capitalized amount of any capital or finance lease obligations,  the unfunded portion of pension or benefit plans or other similar liabilities,  obligations as a general partner,  contingent obligations pursuant to guaranties, endorsements, letters of credit and other secondary liabilities,  obligations for deposits, and  obligations under swap agreements, as defined in 11 U.S.C. § 101.

"Default Rate" means the highest lawful rate of interest per annum specified in any Note to apply after a default under such Note or, if no such rate is specified, a rate equal to the lesser of (a) the Prime Rate plus three percent (3%) per annum and (b) the highest rate of interest allowed by law.

"Demand Deposit Account" means Account Number 2000016904538 with Bank, the DDA Account as defined in the Services Agreement and any other depository account of the Borrower designated from time to time for auto-debit.

“Deposit Account” has the meaning set forth in the Code.

"Dispute" has the meaning set forth in Section .

"Eligible Accounts" means all Accounts evidenced by an invoice (valued at the face amount of such invoice, less maximum discounts, credits and allowances which may be taken by Account Debtors on such Accounts, and net of any sales tax, finance charges or late payment charges or included in the invoiced amount) created or acquired by Borrower arising from the sale of Inventory and/or the provision of certain services in Borrower’s ordinary course of business (as approved by Bank in advance) in which Bank has a first priority, perfected security interest (subject only to Permitted Liens), but excluding  Accounts outstanding for longer than ninety (90) days from the date of original invoice;  all Accounts owed by an Account Debtor if more than thirty percent (30%) of the Accounts owed by such Account Debtor to Borrower are deemed ineligible hereunder;  Accounts owing from any Affiliate of Borrower;  Accounts owed by a creditor of Borrower to the extent of the amount of the indebtedness of Borrower to such creditor;  Accounts which are in dispute or subject to any counterclaim, contra-account or offset;  Accounts owing by any Account Debtor which is not Solvent;  Accounts arising from a sale on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or similar basis or which is subject to repurchase, return, rejection, repossession, loss or damage;  Accounts owed by an Account Debtor located outside of the continental United States of America, unless in Bank’s sole and absolute discretion, such Account is supported by a letter of credit or credit insurance assigned to Bank and which is issued by a financial institution and in an amount which is acceptable to Bank in its sole and absolute discretion;  Accounts owed by the United States of America or other governmental or quasi-governmental unit, agency or subdivision other than Accounts with the federal government or its agencies for Inventory that has been shipped and invoiced and for which Borrower has complied with the Federal Assignment of Claims Act, unless Bank, in its sole and absolute discretion, waives such requirement in writing  Accounts as to which the goods giving rise to the Account have not been delivered to and accepted by the Account Debtor or the service giving rise to the Account has not been completely performed or which do not represent a final sale;  Accounts for which the total amounts owed thereunder by an Account Debtor (together with its Affiliates) exceeds a credit limit established by Bank in its sole and absolute discretion (to the extent of such excess);  Accounts evidenced by a note or other Instrument or Chattel Paper or reduced to judgment;  Accounts for which the total of all Accounts from an Account Debtor (together with the Affiliates of the Account Debtor) exceed twenty percent (20%) of the total Accounts of Borrower (to the extent of such excess); provided, however, that Accounts with the federal government or its agencies for Inventory that has been shipped and invoiced and for which Borrower has complied with the Federal Assignment of Claims Act, unless Bank, in its sole and absolute discretion, waives such requirement in writing, are not subject to this limitation;  Accounts which, by contract, subrogation, mechanics’ lien laws or otherwise, are subject to claims by Borrower’s creditors or other third parties or which are owed by Account Debtors as to whom any creditor of Borrower (including any bonding company) has lien or retainage rights;  Accounts of the type described in Exhibit B (if any) and any and all other Accounts the validity, collectibility, or amount of which is determined in good faith by Borrower or Bank to be doubtful;  Accounts owed by an Account Debtor which is located in a jurisdiction where Borrower is required to qualify to transact business or to file reports, unless Borrower has so qualified or filed;  Accounts owed by an Account Debtor who disputes the liability therefor;  Accounts owed by an Account Debtor that shall be the subject of any proceeding of the type described in Sections  or ; and  any other Account which Bank otherwise in its sole and absolute discretion deems to be ineligible.  For purposes of determining the eligibility of Accounts owing from any Account Debtor, the gross amount of Accounts which exceed the aging limitations set forth above shall not be reduced by any credit due such Account Debtor by Borrower which is outstanding for longer than ninety (90) days from the date of original invoice.  No Account shall be an Eligible Account if any representation, warranty or covenant herein relating thereto shall be untrue, misleading or in default.  Bank may determine, on a daily basis, whether any Account constitutes an Eligible Account, and if an Eligible Account subsequently becomes ineligible its ineligibility shall be immediate.

"Environmental Laws" means, collectively the following acts and laws, as amended:  the Comprehensive Environmental Response, Compensation and Liability Act of 1980; the Superfund Amendments and Reauthorization Act of 1986; the Resource Conservation and Recovery Act; the Toxic Substances Act; the Clean Water Act; the Clean Air Act; the Oil Pollution and Hazardous Substances Control Act of 1978; and any other "Superfund" or "Superlien" law or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

"Equipment" has the meaning set forth in the Code.

"Event of Default" means any event specified as such in Section  hereof ("Events of Default"), provided that there shall have been satisfied any requirement in connection with such event for the giving of notice or the lapse of time, or both; "Default"  or "default" means any of such events, whether or not any such requirement for the giving of notice or the lapse of time or the happening of any further condition, event or act shall have been satisfied.

"Fixtures" has the meaning set forth in the Code.

"GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

"General Intangibles" has the meaning set forth in the Code, together with any guaranties, letters of credit, Letter-of-Credit Right and other security therefor, including Supporting Obligations.

"Guarantor" means any Person now or hereafter guaranteeing, endorsing or otherwise becoming liable for any Indebtedness.

"Guaranty Agreement" means any guaranty instrument now or hereafter executed and delivered by any Guarantor to Bank, as it may be modified.

"Indebtedness" means all obligations now or hereafter owed to Bank or any affiliate of Bank, by Borrower, whether related or unrelated to the Loan, including, without limitation, amounts owed or to be owed under the terms of the Loan Documents, or arising out of the transactions described therein, including, without limitation, the Loan, sums advanced to pay overdrafts on any account maintained by Borrower with Bank, reimbursement obligations for outstanding letters of credit or bankers acceptances issued for the account of Borrower or its Subsidiaries, amounts paid by Bank under letters of credit or drafts accepted by Bank for the account of Borrower or its Subsidiaries, together with all interest accruing thereon, all existing and future obligations under any swap agreements as defined in 11 U.S.C. § 101 between Bank or any affiliate of Bank and Borrower whenever executed, all fees, all costs of collection, attorneys’ fees and expenses of or advances by Bank which Bank pays or incurs in discharge of obligations of Borrower or to inspect, repossess, protect, preserve, store or dispose of any Collateral, whether such amounts are now due or hereafter become due, direct or indirect and whether such amounts due are from time to time reduced or entirely extinguished and thereafter re-incurred.

"Instrument" has the meaning set forth in the Code.

"Inventory" has the meaning set forth in the Code.

"Item" means any "item" as defined in Section 4-104 of the Code, and shall also mean and include checks, drafts, money orders or other media of payment.

"Jurisdiction" means the State of Florida.

"Letter-of-Credit Right" has the meaning set forth in the Code.

"Lien" means any mortgage, pledge, statutory lien or other lien arising by operation of law, security interest, trust arrangement, security deed, financing lease, collateral assignment or other encumbrance, conditional sale or title retention agreement, or any other interest in property designed to secure the repayment of Indebtedness, whether arising by agreement or under any statute or law or otherwise.

"Loan" means the Revolving Loan credit facility identified in Section  hereof and the Term Loans.

"Loan Documents" means this Agreement, any other Security Agreement, any Note, any Guaranty Agreement, the Advance Requests, Borrowing Base Certificates, UCC-1 financing statements, and all other documents and instruments now or hereafter evidencing, describing, guaranteeing or securing the Indebtedness contemplated hereby or delivered in connection herewith, as they may be modified, amended, extended, renewed or substituted from time to time, but does not include swap agreements (as defined in 11 U.S.C. § 101).

"Material Adverse Effect" means any  material adverse effect upon the validity, performance or enforceability of any of the Loan Documents or any of the transactions contemplated hereby or thereby,  material adverse effect upon the properties, business, prospects or condition (financial or otherwise) of Borrower and/or any other Person obligated under any of the Loan Documents, or  material adverse effect upon the ability of Borrower or any other Person to fulfill any obligation under any of the Loan Documents.

"Maximum Revolving Loan Amount" means $2,500,000.

"Net Cash Position" shall have the meaning set forth in the Services Agreement.

"Note" shall have the meaning set forth in Sections  and  and any other promissory note now or hereafter evidencing any Indebtedness, and all modifications, extensions and renewals thereof.

"Perfection Certificate" means a certificate executed by the chief executive officer and chief legal officer of Borrower, substantially in the form of Exhibit  hereto.

“Permitted Corporate Restructure”  means a corporate restructuring undertaken by a Borrower after the date hereof, wherein such Borrower transfers all or a portion of its assets to a newly formed Subsidiary and converts Borrower’s status to a holding company, with the prior written consent of Bank; provided, however, that Bank shall have been granted or continue to have, as applicable, a first priority security interest, subject to Permitted Liens, in the assets transferred pursuant to such Permitted Corporate Restructure.

"Permitted Debt" means (a) the Indebtedness; and (b) any other Debt listed on Exhibit C hereto (if any) and any extensions, renewals, replacements, modifications and refundings of any such Debt; provided, however, that the principal amount of such Debt may not be increased from the amount shown as outstanding on such exhibit without the prior consent of Bank.

"Permitted Liens" means  Liens securing the Indebtedness;  Liens for taxes and other statutory Liens, landlord’s Liens and similar Liens arising out of operation of law (provided they are subordinate to Bank’s Liens on the Collateral) so long as the obligations secured thereby are not past due or are being contested and the proceedings contesting such obligations have the effect of preventing the forfeiture or sale of the property subject to such Lien;   Liens described on Exhibit D hereto (if any), provided, however, that no debt not now secured by such Liens shall become secured by such Liens hereafter and such Liens shall not encumber any other assets.

"Person" means any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, limited or general partnership, any government or any agency or political subdivision of any government, or any other entity or organization.

"Regulated Materials" means any hazardous, toxic or dangerous waste, substance or material, the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

"Reserves" means such amounts as may be required by Bank at any time and from time to time in Bank’s sole and absolute discretion without prior notice to Borrower, to reserve against Borrower’s obligations to Bank or its affiliates or any other obligations by Borrower, whether direct or contingent.

"Revolving Credit Period" means the period from and including the date of this Agreement to but not including the Termination Date.

"Security Agreement" means this Agreement as it relates to a security interest in the Collateral, and any other mortgage instrument, security agreement or similar instrument now or hereafter executed by Borrower or other Person granting Bank a security interest in any Collateral to secure the Indebtedness.

"Services Agreement" means any Sweep Plus Loan & Investment Services Description between Bank and Borrower, and any modifications thereto.

"Solvent" means, as to any Person, that such Person has capital sufficient to carry on its business and transactions in which it is currently engaged and all business and transactions in which it is about to engage, is able to pay its debts as they mature, and has assets having a fair valuation greater than its liabilities, at fair valuation.

"Subsidiary" means any corporation, partnership or other entity in which Borrower, directly or indirectly, owns more than fifty percent (50%) of the stock, capital or income interests, or other beneficial interests, or which is effectively controlled by such Person.

"Supporting Obligation" has the meaning set forth in the Code.

"Termination Date" means June 30, 2005 or such later date as specified in writing by Bank, in its sole and absolute discretion.

1.2

Financial Terms.

All financial terms used herein shall have the meanings assigned to them under GAAP unless another meaning shall be specified.

004.416083.5

EXHIBIT B

Additional Ineligible Accounts

004.416083.5

EXHIBIT C

Permitted Debt

The following shall be additional Permitted Debt:

1.

Debt payable to suppliers and other trade creditors in the ordinary course of business on ordinary and customary trade terms and which is not past due.

2.

Debt between Borrowers or Debt of any Subsidiary to Borrower or another Subsidiary.

3.

Other Debt not exceeding $250,000 in aggregate principal amount at any time outstanding for Borrower and all Subsidiaries, incurred to purchase Equipment, provided that the amount of such Debt shall not at any time exceed the purchase price of the Equipment purchased,.

4.

Endorsement of checks for collection in the ordinary course of business.

004.416083.5

EXHIBIT D

Permitted Liens

The following shall be additional Permitted Liens:

5.

Deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance, social security and similar laws.

6.

Attachment, judgment and other similar non-tax Liens arising in connection with court proceedings but only if and for so long as (a) the execution or enforcement of such Liens is and continues to be effectively stayed and bonded on appeal, (b) the validity and/or amount of the claims secured thereby are being actively contested in good faith by appropriate legal proceedings and (c) such Liens do not, in the aggregate, materially detract from the value of the assets of the Person whose assets are subject to such Lien or materially impair the use thereof in the operation of such Person’s business.

7.

Liens securing Permitted Debt incurred solely for the purpose of financing the acquisition of Equipment, provided that such Lien does not secure more than the purchase price of such Equipment and does not encumber property other than the purchased property.

8.

Liens on the Title Commitment that are acceptable to Bank

004.416083.5

EXHIBIT 3.1

PERFECTION CERTIFICATE

I, David A. Baldini, the chief executive officer of AEROSONIC CORPORATION, a Delaware corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of February 24, 2004 between the Company and WACHOVIA BANK, NATIONAL ASSOCIATION (the "Bank") (terms defined therein being used herein as therein defined), to Bank as follows:

I.

Names.

A.

The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

AEROSONIC CORPORATION

B.

Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

NOT APPLICABLE

C.

The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

AVIONICS SPECIALTIES, INC.

D.

Except as set forth in Schedule 1 to this Certificate, the Company has not changed its identity or corporate structure or the jurisdiction of its organization in any way within the past five years.

E.

Borrower is organized under the laws of DELAWARE.

II.

Current Locations.

A.

The chief executive office of the Company is located at the following address:

Street Address	County	State
1212 North Hercules Avenue	Pinellas	Florida

B.

The following are all the places of business of the Company not identified above:

Street Address	County	State
3367 Earlysville Road	Albemarle	Virginia
2605 South Custer	Sedgwick	Kansas

C.

The following are all the locations where the Company maintains any books or records relating to any Accounts:

Street Address	County	State
1212 North Hercules	Pinellas	Florida
3367 Earlysville Road	Earlysville	Virginia

D.

The following are all the locations not identified above where the Company maintains any Inventory, Equipment, Instruments, documents of title, warehouse receipts or other tangible Collateral:

Street Address	County	State	Collateral Description	Does Collateral Include Fixtures?

NONE

E.

The following are the names and addresses of all Persons other than the Company which have possession of any of the Company’s Inventory, Equipment, Instruments, documents of title, warehouse receipts or other tangible Collateral:

Name	Street Address	County	State	Collateral Description
Cessna	One Cessna Blvd	Sedgwick	KS	Inventory
Bell Helicopter	Calgary	Alberta	Canada	Inventory

F.

004.416083.5

G.

The following are all locations where the Company maintains any of the following:

1.

wellheads or mineheads with respect to which the Company has an interest in unextracted minerals or the like (including oil and gas);

2.

timber to be cut; or

3.

equipment used in farming operations, farm products, grain or crops growing or to be growing.

Name	Street Address	County	State	Collateral Description

NONE

A.

The following are the names and jurisdictions of incorporation of each company with respect to which the Company holds uncertificated securities:

NONE

B.

WAIVED BY THE BANK

II.

Prior Locations.

A.

Set forth below is the information required by subparagraphs A, B and C of Paragraph II with respect to each location or place of business maintained by the Company at any time during the past five years:

NONE

B.

Set forth below is the information required by subparagraphs D, E and F of Paragraph II with respect to each location or bailee where or with whom Collateral has been lodged at any time during the past four months:

Limited amounts of consigned inventory for temporary field replacement of instrumentation resides with two customers

III.

Unusual Transactions

.  Except as set forth in Schedule 1 to this Certificate, all Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business from a dealer in goods of that type.

IV.

Existing Liens

.  As of the date hereof, unless otherwise disclosed to Bank in writing and listed on Schedule 5 hereto, there are no (i) UCC financing statements naming the Company as debtor or seller and covering any of the Collateral, (ii) notices of the filing of any federal tax lien (filed pursuant to section 6323 of the Code) or any lien of the PBGC (filed pursuant to Section 4068 of ERISA) covering any of the Collateral or (iii) judgment liens filed against the Company, except as set forth in Exhibit 1.1D to the Revolving Credit and Security Agreement (the "Agreement").

V.

Patents, Trademarks and Copyrights

WAIVED BY THE BANK

VI.

Material Contracts

.  The contracts and agreements specified in Schedule 7 hereto are identified as "Assigned Agreements" under the Agreement:

NONE

004.416083.5

IN WITNESS WHEREOF, I have hereunto set my hand this 24th of February, 2004.

David Baldini

004.416083.5

SCHEDULE 1
To
Perfection Certificate

CHANGES OF NAME, IDENTITY OR CORPORATE STRUCTURE;
UNUSUAL TRANSACTIONS

004.416083.5

004.416083.5